SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant   {X}

Filed by a Party other than the Registrant   { }

Check the appropriate box:
{x}      Preliminary Proxy Statement       { }  Confidential, for Use of the
{ }      Definitive Proxy Statement             Commission Only, (as Permitted
{ }      Definitive Additional Materials        by Rule 14A-6(e)(2))
{ }      Soliciting Material Pursuant to ss.240.14a-11(C) or ss.240.14a-12

                      Miller Diversified Corporation, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)


                         ------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)




{x}     No fee required

{ }     Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

{ }      Fee paid previously with preliminary materials.

{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date filed:

Notes:

                         MILLER DIVERSIFIED CORPORATION
                           23360 Weld County Road #35
                             LaSalle, Colorado 80645
                     --------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  --------------------------------------------

     A Special Meeting of Shareholders of Miller Diversified Corporation (the "Company") will be held at __________________, Mountain Daylight Time, on ____________________, 1999 at __________________________, Greeley, Colorado, for
the following purposes:

          1. To consider and vote upon an amended Agreement and Plan of Exchange under which the Company would acquire, by way of exchange, all of the issued and outstanding common stock of Miller Feed Lots, Inc. for common stock of the Company.

          2. To transact such other business as may properly come before the Special Meeting and any adjournment thereof to the extent that the Company was not aware of the intended presentation of such business on or prior to the date of the Proxy Statement.

     The Board of Directors has fixed ____________, 1999 as the record for determining the shareholders of the Company entitled to notice of and to vote at the meeting and any adjournment of the meeting. The transfer books of the Company will not be closed, but only shareholders of the Company of record on such date will be entitled to notice of and to vote at the meeting or adjournment.

     Dissenting shareholders are entitled to appraisal rights with respect to proposal number 1. In order to preserve their dissenter's rights, dissenting shareholders must submit their written notice to exercise such rights prior to the Shareholder Meeting date and must not vote in favor of proposal number 1 or submit an executed but unmarked proxy. See "Dissenter's Rights" in the Proxy Statement that accompanies this Notice.

     Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please sign and date the accompanying proxy and return it promptly in the enclosed envelop. No additional postage is required if the envelope is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting and will assure that your shares are voted if you are unable to attend.

                                       By Order of the Board of Directors

                                       Stephen R. Story (Secretary)

___________________, 1999
LaSalle, Colorado

                         MILLER DIVERSIFIED CORPORATION
                           23360 Weld County Road #35
                             LaSalle, Colorado 80645
                                 (970) 284-5556



               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                                     , 1999

Proxy Solicitation

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Miller Diversified Corporation, a Nevada corporation (the "Company"), to be voted at a Special Meeting of Shareholders to be held at , Mountain Daylight Time, on , , 1999 at , and at any and all adjournments of the meeting. The enclosed materials are first being sent to Shareholders on or about , 1999.

     The cost of soliciting proxies will be borne by the Company and will consist of printing, postage and handling, including the expenses of brokerage house custodians, nominees and fiduciaries in forwarding documents to beneficial owners. Solicitation may also be made by the Company's officers, directors and regular employees personally or by telephone.

     The matters listed below will be considered and acted upon at the meeting:

     1. The adoption and approval of an amended Agreement and Plan of Exchange (the "Plan") under which the Company would, by way of exchange, acquire all of the issued and outstanding shares of common stock of Miller Feed Lots, Inc., a Colorado corporation, for 7,000,000 shares of common stock of the Company.

     2. Such other business as may properly come before the Special Meeting and any adjournment of the meeting to the extent that the Company was not aware of the intended presentation of such business on or prior to the date of this Proxy Statement.

     Voting At The Meeting

     The total number of outstanding shares of the Company's $.0001 par value Common Stock entitled to vote at the meeting, based upon the shares of record as of , 1999 (the "Record Date"), is 6,364,640. As of the Record Date, the only outstanding voting securities of the Company were shares of Common Stock, each of which is entitled to one vote on each matter to come before the meeting.

     The presence, in person or by properly executed proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. The affirmative vote by the holders of a majority of the shares issued and outstanding is required to approve and adopt the Agreement and Plan of Exchange (Item 1).

     Shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. The aggregate number of votes cast by all stockholders present in person or by proxy at the Meeting will be used to determine whether a motion will carry. Accordingly, an abstention from voting on the proposal to approve and adopt the Agreement and Plan of Exchange (Item 1) by a stockholder present in person or by proxy at the Meeting has the same effect as a vote against such item. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will not be treated as shares having voted at the Meeting and, accordingly, will have the same effect as a vote against Item 1.

     Proxies may be revoked by the person executing the proxy at any time before the authority thereby granted is exercised, upon written notice to such effect received by the Secretary of the Company prior to the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy, although proxies may be revoked at the Meeting by written notice delivered to the Secretary, in which case the shares represented thereby may be voted in person. Proxies may also be revoked by the submission of subsequently dated proxies. Shares represented by a valid unrevoked proxy will be voted at the Meeting or any adjournment thereof as specified therein by the person giving the proxy. If no specification is made the shares represented by such proxy will be voted: (i) FOR approval and adoption of the Agreement and Plan of Exchange.

     Dissenting stockholders are entitled to appraisal rights in respect of the Agreement and Plan of Exchange. In order to preserve their dissenter's rights, dissenting shareholders must submit their written notice to exercise such rights prior to the Shareholder Meeting date and must not vote in favor of the Plan or submit an executed but unmarked proxy. See "Dissenter's Rights."

     Conflicts of Interest

     James E. Miller is the President and Chief Executive Officer of the Company. Norman M. Dean is the Chairman of the Board of Directors of the Company. These two individuals also own all of the issued and outstanding common shares of Miller Feed Lots, Inc. ("MFL"). The Company proposes to acquire MFL pursuant to the Agreement and Plan of Exchange. Mr. Miller and Mr. Dean are the beneficial owners of 2,014,492 shares of the Company's Common Stock (31.65% of the Common Stock). The 7,000,000 shares of Common Stock issuable pursuant to the Plan to Mr. Miller and Mr. Dean will represent 52.38% of the Common Stock and, together with the shares of Common Stock currently beneficially owned by Mr. Miller and Mr. Dean, will represent approximately 67.45% of the outstanding Common Stock of the Company. Given the fact that shareholders of the Company are not entitled to cumulative voting rights with respect to the election of directors, such ownership would vest in Mr. Miller and Mr. Dean the voting power to elect all of the directors of the Company (See "The Plan of Exchange - Background of and Reasons for the Plan" below). On June 19, 1998, the business day prior to the date on which the original Plan was approved by the Board of Directors of the Company, the closing bid price of the Common Stock was $.11. On January 28, 1999, the date prior to the date on which the amended Plan was approved by the Board of Directors, the closing bid price of the Common Stock was $.09.

     As the Chairman of the Board and Chief Executive Officer of the Company, as well as principal shareholders of the Company, Mr. Dean and Mr. Miller had a conflict of interest in connection with the negotiations between the Company and MFL concerning the Plan. Accordingly, although Mr. Miller and Mr. Dean participated in meetings of the Board of Directors of the Company held to discuss and consider the Plan, at such Board meetings they abstained from voting on the proposal to approve and adopt the Plan. See "Background and Reasons for the Exchange".

     The 2,014,492 shares of Common Stock directly owned by Mr. Miller and Mr. Dean will be counted as present at the Meeting for purposes of determining a quorum. Mr. Dean and Mr. Miller intend to vote the shares owned directly by them at the meeting in favor of the proposal to approve and adopt the amended Agreement and Plan of Exchange (Item 1).

     Dilution of Common Stock
     ------------------------

     As described in "Conflicts of Interest" above, Mr. James E. Miller and Mr. Norman M. Dean, either directly or indirectly, own 31.65% of the Common Stock of the Company. The 7,000,000 shares of Common Stock issuable upon consummation of the Plan of Exchange will represent, when issued, 52.38% of the Common Stock of the Company issued and outstanding. Together with the shares of Common Stock already beneficially owned by Mr. Miller and Mr. Dean, such individuals, after completion of the Plan of Exchange, would own approximately 9,014,492 shares of Common Stock, or 67.45% of the Common Stock.

     The following table sets forth as of the Record Date information regarding the beneficial ownership of the Common Stock and the potential dilution to existing shareholders in connection with the Plan of Exchange.

                                                                    Shares          Percentage
                                  Shares       Percentage        Beneficially      Total After
                               Beneficially        of            Owned After        Plan of
                                 Owned            Total        Plan of Exchange     Exchange
                              -------------    ----------      ----------------    -----------
 James E. Miller                994,706(1)       15.63%           4,494,706          33.63%
 Norman M. Dean               1,019,786(2)       16.02%           4,519,786          33.82%
 All other
  shareholders                4,350,148          68.35%           4,350,148          32.55%

     (1)  Includes 45,906 shares owned by Mr. Miller's wife.

     (2)  Includes 45,905 shares owned by Mr. Dean's wife.


                              THE PLAN OF EXCHANGE
                                    (Item 1)

General
-------

     To the extent that the following discussion describes the amended Exchange Agreement and Plan of Exchange, it is qualified by the more detailed information appearing in this Proxy Statement under the caption "The Exchange Agreement and Plan of Exchange" and in the Exchange Agreement (and the amendment thereto) and Plan of Exchange attached as Annex I and Annex II to this Proxy Statement, respectively, and which constitutes part hereof.

     At the meeting, the only item stockholders will be asked to consider and vote upon is a proposal to approve and adopt the amended Exchange Agreement and Plan of Exchange (the "Plan"), dated January 29, 1999.

     The Plan provides, among other things, that on or before April 30, 1999, subject to shareholder approval, the Company will issue 7,000,000 shares of its Common Stock to the two shareholders of MFL in exchange for all of the issued and outstanding common stock of MFL. Thereafter, MFL would be operated as a wholly owned subsidiary of the Company. The two shareholders of MFL are James E. Miller and Norman M. Dean, who are the President and Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company, respectively. See "Conflicts of Interest." Upon completion of the Plan, Mr. Miller and Mr. Dean together would own 9,014,492 or approximately 67.45% of the Common Stock outstanding. The exchange rate of 6,889.76 shares of Common Stock for each share of common stock of MFL was a negotiated exchange rate between the Company and MFL. The closing bid price of the Common Stock, as quoted on the OTC Bulletinboard on January 28, 1999 was $.09. The closing bid price on April__, 1999, three business days prior to the first mailing of this Proxy Statement, was $___________ .

     Miller Feed Lots, Inc.
     ----------------------

     Feedlot Operations
     ------------------

     Miller Feed Lots, Inc. ("MFL"), a Colorado corporation, 23360 Weld County Road 35, LaSalle, Colorado 80645, telephone number (970) 284-5556, was incorporated in April 1966. MFL owns a 20,000 head feedlot in LaSalle, Weld County, Colorado that is currently being leased to the Company under a long term lease. The feedlot facility includes approximately 165 acres. The following assets are also included as part of the feedlot operations owned by MFL:

     Fences, feed tanks and waterers that comprise the "pens"
     Small office building with truck scale
     Mill facility for mixing ingredients into rations, which includes the mill building, hopper (clam) and scale, storage tanks, overhead bins, grain rollers, conveyor boxes, 3 8,000 bushel grain storage tanks, 2 1,000 bushel supplement storage tanks and 2 liquid supplement storage tanks and associated delivery systems.
     Loading/unloading  chute with holding pens and ground scale
     Employee break room/storage building
     Cattle processing area with squeeze chute and crowding pens
     3 bay shop building for maintenance of MFL equipment
     Hospital area with enclosed working area with crowding alley and squeeze chute for treating and segregating sick cattle
     Storage shed for MFL's trucks and loaders
     Separate storage shed for MFL's semi-tractors
     Wash building and associated equipment for maintaining MFL equipment
     Dirt roads and alleys for the movement of equipment and livestock
     3 water wells which are used primarily for irrigation and dust control. Water for consumption by livestock is purchased from a local water company due to high nitrate levels in the water from the MFL water

     MFL also owns numerous pieces of equipment that are necessary for the feedlot operations. MFL owns 3 semi-tractors and 8 trailers which are used for transporting grain, feed supplements and livestock. MFL provides trucking services for the Company, the feedlot customers of the Company and other outside parties. MFL derives 25-30% of its gross revenues from its trucking operations. MFL also owns a house and adjacent horse corrals and outbuildings that are located approximately 3 miles from the main feedlot facility. An employee of the Company lives in the house and the Company pays a month rental of $750 to MFL.

     Subsidiary Operations
     ---------------------

     Dand M Feeders, Inc., a Colorado corporation, is a wholly owned subsidiary of MFL. It has been used in the past by MFL as its cattle feeding enterprise and for speculative commodity trading. It currently is not engaged in any activities, nor are there any plans for it to become active in cattle feeding, commodity trading or any other activity.

     LaSalle Commodity and Cattle Services Co., ("LaSalle") a Colorado corporation, is a wholly owned subsidiary of MFL. It is actively engaged in commodity trading services for commercial clients under the rules of the National Futures Association and the Commodity Futures Traders Association. Its business is regulated by the Commodity Futures Trading Commission and, to the extent it executes commodity trades, may come under the jurisdiction of the Chicago Board of Trade on grain transactions and the Chicago Mercantile Exchange on livestock transactions. LaSalle provides hedging assistance and expertise for feedlot customers of the Company as well as outside agriculture based clients. LaSalle's offices are located in LaSalle, Colorado. LaSalle is an introducing broker for RB&H Financial Services, a non-related Futures Clearing Merchant brokerage house and clearing member of the Chicago Mercantile Exchange. LaSalle is not currently providing any services to unrelated parties in connection with the purchase and sale of cattle, although such services have been provided in the past. The change in policy was the result of an employee who provided such services leaving the employment of LaSalle. LaSalle is not seeking a replacement for the departed employee nor does it contemplate any change in its activities in the near future.

     Miller Trading Co., a Colorado corporation, is actively engaged in providing retail commodity trading services. It is regulated by the same entities that regulate LaSalle and it is also an introducing broker for RB &H Financial Services, a non-related party. It provides assistance and expertise in speculative commodity trading to a variety of retail customers nationwide and in Canada. Miller Trading continues to seek additional brokers to expand its operations. It is also utilizing its internet web page to provide faster services to its clients, including information about the markets, although direct trading over the Internet is not currently offered. Its offices are also located in LaSalle, Colorado.

Background Of And Reasons For The Plan
--------------------------------------

     For several years, the management of the Company has sought, thus far unsuccessfully, to expand the business of the Company, to increase its profitability and to enhance shareholder value. However, management has increasingly become aware that its efforts to expand the business of the Company have been hampered by a lack of assets and volume. To address these problems, management seeks to acquire MFL and believes that such acquisition could enhance the Company's ability to expand and also make future acquisitions more attractive. In addition, the Company has had a long standing and intertwined relationship with MFL, which owns many of the hard assets that the Company uses in its operations. Both enterprises have common management in James E. Miller, Norman M. Dean and Stephen R. Story. Management now believes that future growth and the ability to attract a wide variety of potential business combinations and opportunities would be enhanced if all of the business activities and assets of the two entities were folded under the Company's publicly owned umbrella.

     In the summer of 1998, the Company undertook to examine in more detail the possible acquisition of MFL. An initial issue was the need to conserve cash for ongoing operations. Accordingly, the Company determined that in lieu of a cash buyout, it would issue its common stock to acquire MFL. Based upon a then recently completed appraisal by Mr. Gary Wieck (see "Appraisal/Lack of Fairness Opinion" below) the Company determined that the net fair market value of MFL was approximately $1,550,000. In July of 1998, the Board of Directors, with Messrs. Dean and Miller abstaining, approved an Agreement and Plan of Exchange with MFL which provided for the issuance of 15,000,000 shares of common stock for all of the issued and outstanding common stock of MFL. The number of shares to be issued was arrived at by taking the then current market price of the Company's common stock (approximately $.10) and dividing it into the appraised net value of $1,550,000. The Company's third and sole outside director agreed with this exchange ratio but reserved the right to re-examine the question of the number of shares to be issued once MFL and Miller Diversified had completed their respective audits for the year ended August 31, 1998. These audits were completed in November of 1998. In December of 1998, the outside director determined that the issuance of 15,000,000 shares of common stock to acquire MFL might not be in the best interests of the Company and its shareholders because of the dilutive effect of issuing so many shares, irrespective of the fact that, based upon the market price of the Company's common stock, the issuance of 15,000,000 shares appeared to be warranted. The Company's outside director then joined with the Company's legal counsel to form an ad hoc committee to renegotiate the exchange rate with the goal of eliminating entirely or at least reducing any dilution on a net equity per share basis to the existing shareholders. As a result of these negotiations, Miller Diversified and MFL entered into an amended Exchange Agreement and Plan which reduced the number of shares to be issued under the amended Plan from 15,000,000 to 7,000,000. During these negotiations, the Company was represented solely by the outside director and the Company's legal counsel in an effort to offset, to the extent possible, the inherent conflict of interest of Messrs. Dean and Miller. This ad hoc negotiating committee concluded that the price of the common stock of Miller Diversified might be undervalued as a measure of the true worth of Miller
Diversified vis-a-vis MFL and that seeking to maintain the equity of the shareholders of the Company provided a better method of insuring that shareholder value was preserved. See "Board Recommendation" below.

     Management has identified several specific advantages to combining the operations of the Company and MFL. First and foremost, the Company is currently paying a minimum of $129,000 per year to MFL for use of the feedlot facilities owned by MFL. These payments are made under a long-term lease that does not expire until February 1, 2016. In addition, the Company makes equipment lease payments of $96,000 per year to MFL as well as payments involving commodity trading operations of $20,000 per year. Approval of the Plan by the shareholders and the subsequent operation of MFL as a wholly owned subsidiary of the Company would eliminate this outflow of cash that could otherwise be utilized by the Company to expand its operations. However, this reduction in outgoing cash flow would be offset somewhat by the fact that the Company would become responsible for MFL's operating expenses. The resulting additional income and reduced expenses would provide the Company with the means to better utilize its net tax operating loss carry forward. Management also believes that the elimination of "dual control" of the feedlot facilities will eliminate a major stumblinb block with creditors and eliminate confusion. In addition, financial reporting would be simplified since related party disclosure and analysis including the Company and MFL would be eliminated. Another important factor, in management's opinion, would be the elimination of the possible appearance of any conflict of interest between the Company and MFL relating to the actions of directors common to the Board of Directors of both companies. Finally, management believes that the acquisition of MFL would expand and diversify the Company's business and operations.

     Appraisal / Lack of Fairness Opinion
     ------------------------------------

     The Board of Directors initially sought to obtain a "fairness opinion" from a reputable investment banking firm which would analyze the fairness of the proposed transaction with MFL to the shareholders of the Company. They determined that such an opinion would cost anywhere from $5,000 to $25,000 depending upon the detail and scope of the opinion and the relative prominence of the investment banking firm rendering the opinion. Because of the expense involved, the Board of Directors decided not to obtained an opinion from any investment banking or other similar firm as to the fairness of the proposed exchange to the shareholders of the Company. However, as part of the valuation and due diligence process, the Company obtained, for $2,235, an appraisal of MFL as a going concern from Gary Wieck, C.P.A. Mr. Wieck, who was engaged to provide his appraisal in May 1998, has been President of Countryman Associates, P.C. of Grand Island, Nebraska since 1981. Mr. Wieck specializes in the valuation and appraisal of feedlot operations. He has been a Certified Public Accountant since 1967 and a Certified Valuation Analyst since 1995. He is past president of the Nebraska Society of CPA's, past member of the Council of the American Institute of CPA's and past Chairman of the Board of Accounting Firms Associated. He provides services in business planning, tax preparation and planning, business valuation and litigation support. He received a BA degree from Hastings College in 1963 and an MBA degree from the University of Nebraska - Kearney in 1982. He has no affiliation or material relationship with the Company, MFL or Mr. Dean or Mr. Miller nor has he had such an affiliation or material relationship within the past two years. He was chosen because of his long standing expertise in feedlot operations and his professional reputation. In conducting the valuation, he considered various factors enumerated in IRS Revenue Ruling 59-60 for the valuation of a closely held business interest. These factors include:

     The nature of the business and its history from its inception;
     The economic outlook in general and the condition outlook of the specific industry in particular;
     The book value of the stock and the financial condition of the business; The earning capacity of the company;
     The dividend-paying capacity;
     Whether the enterprise has goodwill or other intangible value;
     Sales of the stock and the size of the block of stock to be valued;
     The market value of stock corporations engaged in a manner or similar line of business having their stocks actively traded in a free and open market, either on an exchange or over-the-counter.

     Mr. Wieck also reviewed, analyzed and interpreted a variety of external and internal factors which might influence the fair value of MFL. Internal factors included MFL's financial position, results of operations and the size and marketability of the interest being valued. External factors included, among other things, the status of the cattle feeding industry and the position of MFL relative to the industry.

     In analyzing the value of MFL, Mr. Wieck started with an initial book value of a negative $33,773, based upon the financial statements of MFL as of March 31,1998. This initial determination was based primarily upon the fact that MFL had written down its feed lot assets on its balance sheet several years earlier. He then made adjustments in the book value which included the following:

     The feedlot property was adjusted upward to $1,300,000. He had been furnished information from a prior appraisal that the feedlot facility had a market value of $2,000,000, but discounted that value down to $1,300,000, primarily because Miller Diversified had a purchase option to acquire the facility at that price.
     MFL owned property located in Keystone, Colorado that had an appraised value of approximately $120,000.
     Personal property owned by MFL, including trucks, equipment and machinery, had an appraised value of approximately $816,000.
     Rental property owned by MFL (the "Russell property") had an appraised value of approximately $130,000.
     The book value of all of the assets discussed above had a book value of approximately $500,000. Mr. Wieck adjusted their value upward to $1,866,400 to reflect more accurately their market value.
     Goodwill in the amount of $17,333 was eliminated.
     MFL had a receivable from officers in the amount of $150,000. Because there had been no recent payment of that liability plus the fact that MFL resources, such as a bonus, would probably be used to repay such indebtedness, Mr. Wieck reduced the value of the asset of the book of MFL to $50,000, which approximated the tax benefit to MFL if the indebtedness was repaid through the use of bonuses.

     Mr. Wieck concluded that the adjusted value of MFL was $1,715,286. He then discounted by 40% the previously arrived at adjusted value of all assets except the feed lot facility itself (which was already valued at the purchase option price of $1,300,000 rather than the appraised value of $2,000,000). The 40% adjustment was based in part on the potential reduction in marketability of the assets because of a reduction in their tax basis. This, in turn, would mean that a prospective purchaser could only realize these values by a subsequent sale of the assets, which would result in a higher tax liability to him. After all of this adjustments and reductions, Mr. Wieck arrived at a total valuation of MFL of $1,549,172.

     Shareholders are cautioned that while Mr. Wieck is an experienced and certified appraiser who is familiar with cattle feeding operations in general and the operations of MFL in particular, other, more knowledgeable or sophisticated appraisers might arrive at a different and perhaps lower estimate of the fair value of MFL.

     The Company has subsequently determined that 7,000,000 shares of Common Stock is an appropriate number of shares to issue to acquire MFL. This determination was based, in large part, upon the appraisal of Mr. Wieck. The complete appraisal of Mr. Wieck is available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested shareholder or his representative who has been so designated in writing. A copy of such appraisal will also be transmitted by the Company to any interested shareholder or his representative who has been so designated in writing upon written request and at the expense of the requesting shareholder.

Board Recommendation
--------------------

     The Board recommends that the stockholders vote for approval and adoption of the Plan because the Board believes the proposed acquisition of MFL is in the best interests of the Company and its public shareholders. The Board (certain members of which [Mr. James E. Miller and Mr. Norman M. Dean] are subject to certain conflicts of interest with respect to the proposal to acquire MFL [see "Conflicts of Interest"]) considered the following material factors in making its recommendation, all of which were deemed relevant to such recommendations as they bear on the ability of the Company's stockholders to determine the effect of approval of the Plan on their investment:

          (i) Relative stockholder equity. When weighing the number of shares of the common stock of the Company to be issued to MFL pursuant to the Plan, the Board of Directors was particularly cognizant of the possible dilution that might be suffered by the existing shareholders of the Company, not only in terms of their reduced percentage of ownership of the Company but also their reduced net equity per share. At November 30, 1998, MFL had a negative shareholders equity of $185,155 as reflected on the balance sheet of MFL. The Board was aware, however, that the balance sheet of MFL on that date may not have realistically reflected the actual market value of the MFL feedlot and other assets. Using the financial statements and the Wieck appraisal as a starting point, the Board considered the following information:

     Due to various accounting standards and tax regulations, MFL had written down the book value of its assets several years earlier. Based upon appraisals obtained in 1998, the Board believed the assets were understated as to value as follows.

                            Depreciated
                               Book             Appraisal       Understatement
                            -----------        ----------       --------------

Feedlot facilities           $ 59,620          $1,300,000         $1,240,380
Feedlot equipment             138,389             559,700            421,311
Employee house                 89,615             130,000             40,385
Transport equipment            58,918             257,000            198,082
Keystone property              90,867             120,000             29,133
Goodwill                       17,333                   0                  0
TOTAL                        $454,742          $2,366,700         $1,929,291


     When the above calculated understatement of MFL's assets was added to the deficit equity as of November 30, 1998 of $185,155 and adjusted downward by $166,114 pursuant to the Wieck appraisal, MFL's adjusted total stockholders equity was $1,578,022. Using the 15,000,000 shares initially proposed by the Board in the summer of 1998, the equivalent price per share would have equaled $.105 per share, which was still above the then current market price of the Company's common stock of $.07 bid. However, as discussed above, the Board ultimately decided that the issuance of 15,000,000 shares was overly dilutive to the current shareholders. The renegotiated exchange of 7,000,000 shares equated to a price per share of $.225 per share, approximately double the market price range that prevailed during 1998. This exchange rate still has a small dilutive effect on shareholders' net equity per share, bringing the $.299 book value per share down to $.256 per share (assuming adjusted full value is ascribed to the MFL assets). Without ascribing any added value to the book value of the MFL assets, the new book value per share to the current shareholders would be $.128.

          (ii) Elimination of long-term lease payments. The Company is currently paying to MFL lease payments in the minimum annual amount of $129,000 for use of the feedlot. This lease obligation does not expire until February 1, 2016. In addition, the Company makes equipment lease and rental payments to MFL of $96,000 per year, as well as certain other payments to MFL which, when combined with the above described feedlot lease and equipment lease payments, total approximately $245,000 per year. Although the Company would become responsible for the payment of MFL's operating expenses, the acquisition of MFL would reduce this outflow of funds by approximately $129,000 per year and allow the Company to use the resulting savings of cash for more productive and growth oriented purposes. For example, the Company would like to increase its ownership of cattle fed to slaughter. The operational savings of a combined Miller Diversified/MFL entity would be expected to provide the Company with enough cash to purchase and feed up to an additional 2,000 head of cattle.

          (iii) Elimination of related party transactions and conflicts of interest. The Company as tenant and MFL as landlord are both managed by the same management team. This relationship necessarily involves conflicts of interest, particularly for James E. Miller as President and Chief Executive Officer of the Company and Norman M. Dean as Chairman of the Board of Directors. See "Conflicts of Interest." The acquisition of MFL by the Company would significantly reduce actual or potential conflicts of interest and allow Mr. Miller and Mr. Dean to devote all of their efforts on behalf of the Company, rather then splitting their efforts between the Company & MFL.

          (iv) Expand the size and scope of the Company's business. The Company, by acquiring MFL and its subsidiaries, would significantly expand its asset base and diversify its business. Management believes the resulting increase in size of the Company would make it easier to grow the Company and put the Company in the position to entertain more attractive business opportunities. In addition, in prior years the Company had the opportunity to invest in or acquire small business as diverse as a retail rental company and a specialty flour mill, but was unable to do so because of a lack of cash. Management expects to be able to act on future opportunities that may appear from time to time if the Company is able to retain additional cash assets.

          (v) Other considerations. The Board also considered the following factors: (a) the current business, property and prospects of the Company and its subsidiaries, the financial and operational condition of the Company and its subsidiaries and the long term strategy of the Company; (b) exchange rate of the Company's Common Stock in light of the market price of the Common Stock, taking into consideration with respect thereto the restrictions on public sale placed upon Common Shares to be issued to Mr. Miller and Mr. Dean upon consummation of the Plan (which restrictions prohibit a sale of such shares for a period of one year after their acquisition and a limitation on the number of shares which may be sold in any three month period equal to the greater of one percent of the total number of shares issued and outstanding or an amount equal to the average weekly trading volume for the four weeks immediately preceding the sale. The one year limitation applies only to the shares acquired pursuant to the Plan and the volume limitation applies to all shares owned by Messrs. Dean and Miller, regardless of the manner acquired); (c) the terms of the Exchange Agreement and Plan of Exchange; and (d) the effects of the Plan on the Company and its shareholders as described above.

     To support its recommendations that the stockholders vote FOR approval and adoption of the Exchange Agreement and Plan, the Board relied upon the factors described above, as well as an analysis of the relative financial positions of the two companies both before and following the acquisition.

MILLER FEED LOTS, INC.
----------------------

Management's Discussion and Analysis of Financial Condition and Results of Operations
----------------------------------------------------------------------------

Results of Operations
---------------------

     Miller Feed Lots, Inc.(MFL) has four distinct and independent sources of revenue:

     1. Freight services which are provided to Miller Diversified Corporation ("MDC") (a related party) and various non-related third parties. The Company's semi-trucks haul feeder cattle from ranches and sale barns throughout the states of Colorado, Wyoming, Montana, and Idaho and other western states into primarily MDC's feedlot facility in LaSalle, Colorado They also haul fed cattle from various feedlots, including MDC's, to beef packing plants in Colorado. The Company also has the necessary trailers to haul feed corn and wheat and dry protein supplements and well as liquid feed supplements to MDC's feedlot. With the flexibility that the Company has in the types of services provided and delivery schedules, its trucks are productive year around. A summary of the freight services is as follows:

Freight Services Operation
--------------------------

                                Quarter Ended      Year Ended         Year Ended
                                   11/30/98         08/31/98           08/31/97
                                ------------------------------------------------
    Freight Services Income      $   80,156       $    317,085        $  314,548
    Cost of Freight  Services    $   61,560       $    232,079        $  252,371
    ----------------------------------------------------------------------------
    Gross Margin                 $   18,596       $     85,006        $   62,177
    Gross Margin Percentage           23.2%              26.8%             19.8%

     The most significant factor that affects freight services is miles driven. The Company has been plagued, as has the trucking industry in the region, of retaining qualified drivers. On of the Company's three trucks was idle during the year ended August 31, 1997 and has been idle sporadically during the quarter ended November 30, 1998. This idleness lowers the gross margin and gross margin percentage due to the fixed costs associated with the truck. The Company is actively seeking a replacement driver and does not expect the condition to be on going.

     2. Rent and lease income is derived from leasing of the feedlot facilities the Company owns in LaSalle, Colorado, leasing of equipment and vehicles for the use and operation of the feedlot facilities, the rental of equipment and vehicles for the use and operation of the feedlot facilities and the rental of a residence the Company owns. All leases and rentals are with/to MDC (a related party). A summary of the rental and lease operations is as follows:

Rental and Lease Operation

                                  Quarter Ended     Year Ended        Year Ended
                                   11/30/98           08/31/98         08/31/97
                                  ----------------------------------------------
Rent and lease Income              $ 5,563           $ 252,618         $219,276
Cost of rent and lease income      $16,980           $  80,754         $ 59,853
--------------------------------------------------------------------------------
Gross Margin                       $48,583           $ 171,864         $159,423
Gross Margin Percentage             74.1%              68.0%              72.7%

     The single factor that affects rent and lease income is equipment rental. The Company rents equipment on a month to month basis to MDC as needed for the operation of the feedlot facilities. This has only had minor variances on a month to month basis. The lease income on the feedlot facilities is based on the head count of the cattle on feed in the feedlot, with a minimum of $10,750 per month. The feedlot inventory has exceeded the minimum only occasionally, but not to the extent as to have a major impact on net earnings. The single factor that affects the cost of rent and lease operations is depreciation. The Company uses accelerated depreciation methods, which are the same methods used for income tax determination to simplify its accounting procedures.

     3. Commodity sales commissions are earned by the Company's two wholly owned subsidiaries, LaSalle Commodity and Cattle Services (LCCS) and Miller Trading Co. (MTC), from transactions dealing with the placements of commodity futures contracts on, among others, the Chicago Board of Trade. LCCS is categorized as a commercial brokerage company because its clients are small in number, relatively regional in origin, and deal in predominately one category of commodities, which is agriculture and with which the brokers have a relatively high degree of expertise. MTC, in contrast, is classed as a retail commodity broker as a result of a very large number of clients who are dispersed throughout the United States and Canada and trade in a wide variety of commodities, with which the brokers may have only limited knowledge.

Commodity Sales Operations
--------------------------

                                 Quarter Ended     Year Ended       Year Ended
                                   11/30/98         08/31/98         08/31/97
                                 -----------------------------------------------
 Commodity sales commission       $ 116,849        $ 451,464         $521,345
 Cost of commodity sales          $  61,130        $ 204,800         $308,282
 -------------------------------------------------------------------------------
 Gross Margin                     $   48,583       $ 171,864         $159,423
 Gross Margin Percentage            74.1%             68.0%            72.7%

     Commissions per trade vary by client and type of contract. The only factor that affects the cost of commodity trade commissions is the commission paid to the brokers, which is based on a varying percentage of the commodity commission income. The more senior brokers receive a higher percentage of the commission, so the higher their percentage is of the total, the lower the gross margin and gross margin percentage. The companies have a stable base of senior brokers.

     4. From time to time the Company makes speculative trades in the commodities markets. These trades are in live cattle, feeder cattle and corn futures contracts. Management limits the trades to these commodities, because it feels it has expertise in the markets. A summary of the gains and losses from speculative trading is as follows:

Speculative Trading Operations
------------------------------
                                        Quarter Ended   Year ended    Year Ended
                                          11/30/98       08/31/98      08/31/97
                                        ----------------------------------------
Speculative trading gains (losses)        $1,252         $(104,854)     $29,864

     Management  is  currently   reexamining  its  policies  and  procedures  in
speculative trading and may reduce or eliminate them in future quarters.

     Interest income is almost exclusively interest "charged" on loans made to the Company's directors and is offset by dividends "paid" to the same directors.

     A summary of the major components of selling, general, and administrative expenses is as follows:

     Selling, general and administrative expenses
     --------------------------------------------

                                      Quarter Ended     Year ended    Year Ended
                                         11/30/98       08/31/98       08/31/97
                                      ------------------------------------------
Telephone - brokerage business          $   9,260        $41,760      $  53,430
Advertising -brokerage business         $   5,430        $24,460      $  24,480
Director fees and bonuses               $   7,840        $59,190      $  92,660
Legal and accounting                    $  11,000        $22,260      $   4,230

     The commodity businesses (LCCS and MTC) are conducted exclusively by telephone, which explains the high cost. The Company expects to see some further declines in this expense now that customers can access the companies web sites to obtain market information, which was previously only available by calling the companies on their "800" number, which the Company was responsible for. The advertising expenses are fairly consistent although they are not a fixed type of expense. The level of business generated by the existing advertising program is generating enough business to keep the brokers supplied with adequate leads to increase their productivity. The director fees and bonuses are based solely on the decisions of the Board, which is comprised of the two owners of all of the Company's outstanding stock. Legal and accounting fees have increased due to the proposed acquisition by MDC, which required additional legal consultation and audits of the Company's books.

     Interest expense - non-related is incurred though a mortgage on the feedlot facilities, which is held by an insurance company. This expense will decline as the balance of the mortgage declines. Interest expense - related parties- is incurred by a note payable to MDC and for financing the Company's has received from other related parties for real estate in Keystone, Colorado, a mortgage on a residence that the Company owns and rents to MDC which along with several notes for various equipment and vehicles purchases which have been made through a financing company controlled by a related party. This expense will also decline as the balance of the various notes decline. A summary of the interest expenses is as follows:

     Interest Expense
     ----------------

                                          Quarter Ended   Year Ended  Year Ended
                                            11/30/98       08/31/98    08/31/97
                                          --------------------------------------
Interest  expense -  non-related            $13,079        $33,360      $44,230
Interest expense - related parties          $14,280        $64,664      $78,769


     Income taxes are directly related to the net earnings before income taxes and certain assumptions that are made with the estimation and prevailing income tax regulations. A summary of the before tax earnings and income taxes is as follows:

     Earnings and Income Taxes
     -------------------------

                                   Quarter Ended     Year ended       Year Ended
                                     11/30/98         08/31/98         08/31/97
                                   ---------------------------------------------
 Earnings (Loss) Before Taxes       $   9,168        $ (40,100)        $  51,505
 Income tax expense (Benefit)       $  (2,567)       $  42,751         $  15,773


Liquidity and Capital Resources
-------------------------------
     For the three months ended November 30, 1998 operating activities provided $111,910. Of the amount provided by operations, $88,729 was provided by advances from MDC, a related party, which means that actual operations provided $23,181 for use in financing and investing activities.

     For the three months ended November 30, 1998 investing activities required $19,567. The Company made advances to officers/directors in the amount of $22,600 to enable the officers/directors to purchase cattle that will be fed in MDC's commercial feedlot. The Company received $1,587 in additional funds from MDC for equipment leases which are recorded as sales typo leases.

     For the three months ended November 30, 1998 financing activities required $29,256. All of these funds were used to make principal payments on long-term debt to both related and unrelated parties. None of the related party payments were made to MDC.

     The Company's working capital (current assets minus current liabilities) was a negative $54,304 for the three months ended November 30, 1998. This meant that the Company could not pay current liabilities with current assets. Included in current liabilities is $291,866 payable to MDC and its affiliates, which are related parties. Without this related party payable, the Company would have working capital of $237,562.

     The major current asset is notes receivable from officers/directors, which had a balance of $310,444 at November 30, 1998. These advances have been made to the officers/directors over a period of time primarily to finance their cattle feeding programs at MDC's commercial feedlot. The balance fluctuates month to month as cattle are sold and indebtedness is repaid and additional funds are advanced for additional purchases.

     Other than routine notes payable for equipment and vehicles purchased and rented or leased to MDC, a mortgage on the feedlot facility, which had a balance of $303,156 at November 30, 1998, and a mortgage a residence that the Company owns and rents to MDC, which had a balance of $78,206 at November 30, 1998, the Company's largest single creditor is MDC The Company has a long standing agreement with MDC by which MDC provides cash flow as needed by the Company for normal operations. Since MDC leases and operates the Company's feedlot facilities and has a lease financing statement filed with the State of Colorado, it has been difficult for the Company to obtain any financing for its operations. This is further evidenced by the fact that MDC is a co-signer of the Company's mortgage on the feedlot facilities and the Company is a guarantor on MDC's operating lines of credit.

     The Company had no material commitments for capital expenditures at November 30, 1998.

     Management   believes  it  has  adequate  financial  resources  to  conduct operations at present and reasonably anticipated levels.

Year 2000 Compliance
--------------------

     The Company is aware of the issues associated with the programming code in existing computer systems as the year 2000 approaches. The "Year 2000" problem is concerned with whether computer systems will properly recognize date sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail. The Year 2000 problem is pervasive and complex as virtually every company's computer operations will be affected in some way. The Company's computer programs which process financial transactions, were designed and developed without considering the impact of the upcoming change in century. and are currently being upgraded to reduce or eliminate any serious impact on its reporting capabilities. The Company's computer programs which process operational transactions, specifically its commodities trading operations, may have been designed and developed with considerations of the impact of the upcoming change in century, but the Company is, never the less, analyzing their capabilities to reduce or eliminate any serious impact on their operational capabilities. The Company's on going analysis of it's operational computer programs and operations is not complete, so the Company has not reached the a conclusion concerning the impact of "Year 2000" problems on the Company's expenses, business or operations.

     It is possible that "Year 2000" problems incurred by the customers or suppliers of the Company could have a negative impact on future operations and financial performance of the Company, although the Company has not been able to specifically identify any such problems among its suppliers. Since the Company is dependent upon any single supplier for some its equipment, market information and futures trading capabilities, in the Year 2000, is in the process of contacting its primary suppliers to determine if they are developing plans to address processing transactions which may impact the Company in the year 2000. However, there can be no assurance that Year 2000 problems will not occur with respect to the Company's computer systems. Furthermore, the Year 2000 problem may impact other entities with which the Company transacts business and the Company cannot predict the effect on the Company. The Company is developing a contingency plan to operate in the event that any non-compliant customer or supplier systems that materially impact the Company are not remedied by January 1, 2000. Due to the specialized nature of some of the Company's computer programs and equipment, all potential problems and their contingencies, may not be identified in a manner timely enough to take preventative and/or corrective actions. Therefore, the Company concedes that the Year 2000 issue could have a material adverse effect on the Company's business, financial condition and results of operation.


                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma combined financial statements give effect to the acquisition by the Company of all of the outstanding shares of MFL stock pursuant to the Exchange Agreement and Plan of Exchange and are based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical consolidated financial statements. The pro forma financial data is provided for comparative purposes only and does not purport to be indicative of the results which actually would have been obtained if the exchange had been effected on the date indicated or of those results which may be obtained in the future.

     The pro forma financial information treats the proposed exchange as a reorganization of entities under common control. As such, the acquisition of MFL shares by the Company is accounted for in a manner similar to a pooling of interests. Pro forma adjustments are described in the accompanying Note to Unaudited Pro Forma Combined Financial Statements. The unaudited pro forma combined income statements assume that the acquisition of MFL had occurred on September 1, 1997 (combining the results for the year ended August 31, 1998 for the Company and MFL, and the three months ended November 30, 1998, for the Company and MFL).

MILLER  DIVERSIFIED CORPORATION AND SUBSIDIARY
AND  MILLER FEED LOTS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                                                          Historical                    Pro Form
                                                               -----------------------------     ----------------------
                                                                   Miller            Miller
                                                                Diversified           Feed
                                                                Corporation        Lots, Inc.
November 30, 1998                                              Consolidated      Consolidated    Adjustments   Combined
=======================================================================================================================

ASSETS
------
Current Assets
           Cash                                                       66,298        84,782          --         151,080
           Trade accounts receivable                                 848,547        82,705          --         931,252
           Notes receivable-customer financing                       176,174          --            --         176,174
           Receivable from officers/directors                           --         310,444          --         310,444
           Accounts receivable - related parties                     291,865          --        (291,865)(C4)      --
           Income tax refunds receivable                                --           1,891          --           1,891
           Inventories                                               714,532          --            --         714,532
           Prepaid expenses                                           18,006          --            --          18,006
           -----------------------------------------------------------------------------------------------------------

           Total Current Assets                                    2,115,422       479,822      (291,865)    2,303,379

Property and Equipment
           Land                                                         --          56,924          --          56,924
           Buildings and improvements                                   --         243,136          --         243,136
           Feedlot facilities under capital lease                  1,497,840          --      (1,497,840)(C1)    --
           Equipment                                                  77,453       700,129          --         777,582
           Equipment under capital leases - relasted party            30,649          --         (30,649)(C2)    --
           Leasehold improvements                                    131,043          --            --         131,043
           improvements
                                                                   ---------------------------------------------------
                                                                   1,736,985     1,000,189    (1,528,489)    1,208,685
                                                                   ---------------------------------------------------
           Less: Accumulated depreciation                            602,466       556,170      (469,325)(C1)  667,856
             and  amortization                                                                   (21,455)(C2)
           -----------------------------------------------------------------------------------------------------------
           Total Property and Equipment                            1,134,519       444,019    (1,037,709)      540,829

Other Assets:
           Net investment in sales type leases                          --          11,366       (11,366)(C2)    --
           Securities available for sale                               9,050          --           9,050
           Other investments                                         273,389        78,500          --         351,889
           Notes receivable-related party                            300,000          --        (300,000)(C4)    --
           Deferred income taxes                                     233,142        51,000          --         284,142
           Deposits and other                                         16,500        28,556       (16,556)(C3)   28,500
           -----------------------------------------------------------------------------------------------------------
           Total Other Assets                                        832,081       169,422      (327,922)      673,581

TOTAL  ASSETS                                                      4,082,022     1,093,263    (1,657,496)    3,517,789
======================================================================================================================
Continued on next page


                                                              17




MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEET - Continued


                                                                          Historical                    Pro Form
                                                               -----------------------------     ----------------------
                                                                   Miller            Miller
                                                                Diversified           Feed
                                                                Corporation        Lots, Inc.
November 30, 1998                                              Consolidated      Consolidated   Adjustments   Combined
=======================================================================================================================

LIABILITIES
-----------
Current Liabilities:
        Bank overdraft                                            22,877           --             --           22,877
        Notes Payable                                            460,418           --             --          460,418
        Notes payable - officer/director                            --           13,000           --           13,000
        Trade accounts payable                                   611,063         33,526           --          644,589
        Accounts payable - related parties                          --          291,865       (291,865)(C4)      --
        Accrued expenses                                          29,209         40,756           --           69,965
        Income taxes payable                                      36,814           --             --           36,814
        Customer advance feed contracts                           14,907           --             --           14,907
        Current portion:
            Long-term debt                                          --           30,520           --           30,520
            Long-term debt - related parties                        --          124,460           --          124,460
            Capital lease obligations - related                   27,094           --          (20,153)(C1)      --
                                                                                                (6,941)(C2)
        -------------------------------------------------------------------------------------------------------------
        Total Current Liabilities                              1,202,382        534,127       (318,959)     1,417,550
        Current
        Liabilities

Long-term Debt                                                      --          303,156           --          303,156
Long-term Debt - related parties                                    --          441,135       (300,000)(C4)   141,135
Capital Lease Obligations - related parties                      977,934           --         (973,587)(C1)      --
                                                                                                (4,347)(C2)
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             $ 2,180,316    $ 1,278,418    $(1,596,893)   $ 1,861,841
======================================================================================================================

Commitments                                                         --             --             --             --
-----------
STOCKHOLDERS' EQUITY
--------------------
Preferred Stock                                                     --             --             --             --
Common Stock                                                         636        101,600            700 (a)       1,336
                                                                                              (101,600)(b)
Additional Paid-In Capital                                     1,351,693         11,860       (185,855)(a)   1,165,838

Unrealized Loss - Securities Available for Sale                  (11,049)          --             --           (11,049)

Retained Earnings (Deficit)                                      560,426       (298,615)       298,615 (b)     499,824
                                                                                               (34,774)(C2)
                                                                                                (9,272)(C2)
                                                                                               (16,556)(C3)
----------------------------------------------------------------------------------------------------------------------
        Total Stockholders' Equity                             1,901,706       (185,155)       (60,602)     1,655,949

TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY                                 $ 4,082,022    $ 1,093,263    $ 1,657,495    $ 3,517,790
=====================================================================================================================

See Accompanying Note to Unaudited

        Pro Forma Combined Financial Statements

                                                         18


MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEET - Continued


                                                                          Historical                    Pro Form
                                                               -----------------------------     ----------------------
                                                                   Miller            Miller
                                                                Diversified           Feed
                                                                Corporation        Lots, Inc.
November 30, 1998                                              Consolidated      Consolidated   Adjustments   Combined
=======================================================================================================================
Revenue:
       Feed  and related sales                                  1,702,717          --             --        1,702,717
       Fed cattle sales                                         1,151,238          --             --        1,151,238
       Feedlot services                                           257,055          --             --          257,055
       Freight services income                                       --          80,156           --           80,156
       Rent and lease income                                         --          65,563        (32,402)(C1)      --
                                                                                                  (419)(C2)
                                                                                               (32,742)(C5)
       Commodity sales commissions                                   --         116,849           --          116,849
       Speculative trading gains                                     --           1,446           --            1,446
       Interest income                                              8,491           120           --            8,611
       Interest income - related party                              4,500          --           (4,500)(C4)
       Other                                                       18,051         1,132           (450)(C5)    18,733
       ---------------------------------------------------------------------------------------------------------------
       Total Revenue                                            3,142,052       265,266        (70,513)     3,336,805
       ===============================================================================================================

Costs and Expenses
Cost of:
       Feed and related sales                                   1,467,614          --             --        1,467,614
       Fed cattle sold                                          1,090,341          --             --        1,090,341
       Feedlot services                                           272,704          --          (15,132)(C1)   217,160
       Freight services                                              --          61,560           --           61,560
       Rent and lease income                                         --          15,895           --           15,895
       Commodity sales commissions                                   --          66,130           --           66,130
       Selling, general, and administrative                       171,265        85,154           (222)(C3)   255,747
                                                                                                  (450)(C5)

       Interest                                                    13,672        13,079           --           26,751
       Interest - related parties                                    --          14,280         (4,500)(C4)     9,780
       Interest on capital leases - related party                  27,758          --          (27,339)(C1)       --
                                                                                                  (419)(C2)
       ---------------------------------------------------------------------------------------------------------------

       Total Costs and Expenses                                 3,043,354       256,098        (88,474)     3,210,978

Earnings Before Taxes                                              98,698         9,168         17,961        125,827

Income Tax Expense (Benefit)                                       36,814        (2,567)          --           34,247

----------------------------------------------------------------------------------------------------------------------
NET EARNINGS                                                  $    36,814   $    11,735    $    17,961    $    91,580
======================================================================================================================
See Accompanying Note to Unaudited Pro Forma Combined Financial Statement


                                                 19

NOTE TO UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENTS

     The following note is included to assist the reader in understanding the adjustment needed to illustrate the business combination of the Company and MFL.

(a) To record issuance of 7,000,000 of the Company's Common Stock to acquire all outstanding shares of MFL.

(b)  To eliminate MFL stockholders' equity balances.

(c)  To eliminate intercompany transactions as identified below:

    (c1)    Feedlot facilities under capital lease between MDC and MFL.
    (c2)    Equipment under capital lease between MDC and MFL.
    (c3)    MFL goodwill on acquisition of LCCS and MTC from MDC.
    (c4) Accounts and notes receivable on MDC with accounts and notes payable on MFL.
    (c5)    Accounting fees and equipment rentals between MDC and MFL.


                   THE EXCHANGE AGREEMENT AND PLAN OF EXCHANGE

     The following description of the Exchange Agreement and Plan of Exchange, as amended, is qualified in its entirety by reference to the full text of these documents, copies of which are attached as Annex I and Annex II, respectively, to this Proxy Statement and constitute a part hereof.

     Upon consummation of the Exchange, 6,889.76 shares of the Company's common stock will be issued in exchange for each share of MFL common stock currently outstanding. In the aggregate, 7,000,000 shares of the Company's common stock will be issued in exchange for the 1,016 shares of MFL common stock issued and outstanding. The exchange ratio of the common stock was based upon several factors, including the net asset value of MFL, its value as a going concern, the fair market value of MFL assets as determined by appraisal and the market price of the Company's common stock. The Boards of Directors of the Company and MFL mutually determined the exchange ratio, although both boards, for the most part, are made up of the same individuals. See "Conflicts of Interest."

     Until surrendered, all certificates representing ownership of MFL common stock will be deemed to be exchanged and the holders thereof will be entitled only to the shares of the Company common stock for which they have been exchanged. Mr. James Miller and Mr. Norman Dean are the only two shareholders of MFL. By executing the Exchange Agreement, they specifically agreed to the transaction contemplated therein and will not invoke their dissenter's rights, whether as shareholders of MFL or the Company.

     If adopted by the requisite stockholder's vote of the Company and unless terminated as provided in the Exchange Agreement, the Exchange will become effective when a certificate of exchange is issued by the Secretary of the State of Colorado.

     The Exchange Agreement contains representations of the Company and MFL. These include, among others, representations concerning the financial condition of MFL and the accuracy of its financial statements, representations and warranties with respect to information contained in their Proxy Statement and the corporate power of the Company and MFL to enter into the Exchange Agreement and perform their obligations thereunder.

     The Company and MFL have agreed that prior to consummation of the Exchange, each will continue to conduct their respective businesses in conformity with established industry practice in a diligent manner.

     The Exchange Agreement, as amended, provides that it will terminate automatically if the Effective Time does not occur by April 30, 1999 unless otherwise extended by mutual agreement pending a shareholder vote by the Company's shareholders. The Company may terminate the Exchange Agreement if holders of more than 10% of the Company's issued and outstanding common stock of the Company give notice of their intention to demand payment for their shares. See "Dissenter's Rights." If any condition precedent, as set forth in the Exchange Agreement, to the obligation of either the Company or MFL is not met by April 30, 1999, that party may terminate the Exchange Agreement or waive the condition. The conditions precedent include the requirements that all representations and warranties set forth in the Exchange Agreement shall be true and correct in all material respects as of the Effective Time and that the covenants and actions of each party required to be fulfilled before that date have been fulfilled. There are no federal or state regulatory requirements which must be complied with, nor is any federal or state regulatory approval necessary to consummate the proposed acquisition of MFL as contemplated in the Plan.


     Dissenter's Rights
     ------------------

     Stockholders of the Company's Common Stock have a right to dissent and obtain payment in cash for their shares by complying with the terms of Sections
78.491 to 78.494 of the Nevada General Corporation Law. Such sections are each reprinted in their entirety as Annex III to this Proxy Statement. A person who desires to dissent and who has a beneficial interest in shares of the Company's Common Stock that are held of record in the name of another person, such as a broker or nominee, should act promptly to cause the record holder timely and properly to follow those steps summarized below to perfect whatever right to payment such beneficial owner may have. Alternatively, a beneficial owner of shares of the Company's Common Stock may assert his or her own right to dissent and obtain payment with respect to shares held on his or her behalf by submitting a written consent of the record holder to the Company prior to assertion of such right and by then following the steps summarized below to perfect whatever right to payment such beneficial owner may have.

     The following discussion is not a complete statement of the law relating to the right to dissent and obtain payment and is qualified in its entirety by Annex III. This discussion and Annex III should be reviewed carefully by any stockholder who wishes to exercise the statutory right to dissent and obtain payment for shares since failure to comply with the procedures set forth will result in the loss of such right.

     Pursuant to Sections 78.481 and 78.482 of the Nevada General Corporation Law, holders of the Company's Common Stock may obtain payment for their shares if such holders do not approve the Exchange. The Exchange Agreement provides that it may be terminated by the Company if holders of more than 10% of the Company's Common Stock have acted to perfect such right to obtain payment. In order to perfect the right to obtain payment for shares, a stockholder must satisfy each of the conditions of Sections 78.491 and 78.494 of the Nevada General Corporation Law as summarized below.

     First, prior to the vote on the Plan of Merger, a stockholder who desires to dissent and obtain payment for shares must file with the Company a written notice of intention to demand payment (the "Notice of Intention") if the proposed action is effectuated for the stockholder's shares of the Company's Common Stock. (It is recommended that the Notice of Intention be addressed to Stephen R. Story, Secretary, Miller Diversified Corporation, 23360 Weld County Rd. 35, P.O. Box 937, LaSalle, Colorado 80645.) In addition, such stockholder must not vote in favor of or otherwise consent to adoption of the Plan of Exchange (a failure to vote will satisfy the condition that the stockholder not vote in favor of the adoption of the Plan of Exchange.) Voting in favor of the Plan of Exchange, delivering a signed unmarked proxy or delivering a proxy in favor of the Plan of Exchange will constitute a waiver of the stockholder's right to obtain payment and will nullify any previous Notice of Intention submitted by the stockholder.

     If the proposed Plan of Exchange is approved by the shareholders of the Company at the meeting called for that purpose, the Company shall deliver a written dissenter's notice to all stockholders who sent written notice to the Company of intent to demand payment as above described. The dissenter's notice will be sent within 10 days of the shareholder meeting approving the Plan of Exchange and will state where the demand for payment must be sent and where and when the Company's stock certificates must be deposited. Such notice will also include a form for demanding payment that includes that date of the first announcement to the news media or to the stockholders of the Company of the terms of the Plan of Exchange and requiring that the shareholder asserting dissenter's rights certify whether or not he or she acquired beneficial ownership of the Company's shares prior to such date. Finally, the dissenter's notice shall set a date by which the Company must receive the demand for payment, which shall be not less than 30 or more than 60 days after the date the notice is delivered.

     A stockholder who receives a dissenter's notice must (1) demand payment of the Company; (2) certify whether he or she acquired beneficial ownership of the Company's shares before the date required to be set forth in the dissenter's notice for this certification; and (3) deposit his or her stock certificate in accordance with the terms of the notice. The dissenting stockholder who demands payment and deposits his or her certificate retains all other rights as a shareholder of the Company until the rights are canceled or modified by the Plan of Exchange. Stockholders who do not comply with the above stated requirements are not entitled to payment for their shares.

     Within 30 days after the Demand for Payment or upon the Effective Time of the Exchange, whichever is later, the Company shall pay to the dissenting stockholder the Fair Cash Value of his or her shares as of the day before the stockholder vote on the Exchange exclusive of any element of value arising from the expectation or accomplishment of the Exchange. The term "Fair Cash Value" means the intrinsic value of the dissenting stockholder's interest determined from the assets and liabilities of the Company considered in the light of every factor bearing on value.

     If there is a dispute between the Company and the dissenting shareholder as to the Fair Cash Value of the dissenting shareholder's stock, Nevada statutes provide that the Company shall commence a judicial proceeding within 60 days after receiving the demand from the dissenting shareholder to petition the Court to determine the fair value of the shares and accrued interest. Failure of the Company to commence such a proceeding within 60 days shall result in the Company paying the amount demanded. In such event the dissenting shareholder shall be deemed to be a judgment creditor to the Company for the amount demanded. See Annex III.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with MFL
---------------------

     The Company is affiliated  through partial common ownership with MFL. James
E. Miller, a Director and President of the Company, and Norman M. Dean, a Director and Chairman of the Board of Directors of the Company, together beneficially own 31.6% of the Company's stock. Together, Mr. Dean and Mr. Miller own all of the outstanding stock of MFL. The Company leases its feedlot facilities and most of its equipment, rents some equipment on a month to month basis and purchases some of its transportation services from MFL. Mr. Miller manages the operations of MFL as well as the feedlot operations of the Company.

     On February 1, 1991, the Company executed a 25-year capital lease of its facilities (see Part I, Item 2, Properties) from MFL. As they negotiated for a long-term lease, the Company's Board of Directors undertook considerable analyses and comparisons to insure the lease was consistent with the Company's objectives and that the terms were fair and reasonable. The lease was unanimously approved by the Board of Directors, including all disinterested directors. From February 1, 1987 through January 31, 1991, the Company leased the feedlot facilities from MFL under a short-term operating lease, and amendments and extensions thereof. The monthly rent under the short-term operating leases was the same as it was under the long-term lease, and the Company was responsible for the same property expenses as under the new long-term lease. Effective August 1, 1992, the Company amended its lease with MFL to lease only one of the two feedlots initially leased. The feedlot being leased after the amendment has a capacity of 20,000 head of cattle. The Company has continued to lease one feedlot under the 25-year lease term at the same rent of 2 1/3(cent) per head per day, but with a minimum of $10,750 and maximum of $13,300 per month. The Company has an option to purchase the feedlot it leases for $1,300,000.

     The above-described transactions were entered into on terms the Company believes were at least as favorable as would have been available from unaffiliated third parties.

     On May 31, 1993 the Company loaned $250,000 to MFL pursuant to a note that matured May 31, 1998 and was paid in full on that date. On May 31, 1997 the Company loaned an additional $300,000 to MFL pursuant to a note that matures May 31, 2002. The note is unsecured and bears interest at 6% per annum, payable monthly. MFL used the proceeds from the loan to acquire additional feeder cattle to place in the Company's feedlot. The note is subordinated to MFL's mortgagor.

                  BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK

     The table set forth below shows, as of the Record Date, the shares of Common Stock beneficially owned by each director of the Company, by all directors and officers of the Company as a group, and by each person who was known to the Company to own beneficially more than five percent of the Common Stock.

                                     Amount and Nature                 Percent
   Name of Beneficial Owner        of Beneficial Ownership           of Class(1)
   ------------------------        -----------------------           -----------

   James E. Miller                       994,706(2)                     15.63%
   23402 Weld County Road 35
   LaSalle, CO 80645

   Norman M. Dean                      1,019,786(3)                     16.02%
   1858 26th Avenue
   Greeley, CO 80631

   Alan D. Gorden                            -0-                           0%
   4570 Old Ranch Road
   Colorado Springs, CO 80908

   Stephen R. Story                        1,810                         0.03%
   2322 45th Avenue
   Greeley, CO 80634

   All Directors and Executive
   Officers as a Group (4 persons)      2,016,302                       31.68%

-----------

(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)  Includes 45,906 shares owned by Mr. Miller's wife.

(3)  Includes 45,905 shares owned by Mr. Dean's wife.

                     MARKET INFORMATION AND RELATED MATTERS

     The Company's Common Stock is listed on the OTC Electronic Bulletin Board under the symbol MILR. The following table sets forth the high and low bid prices for the Common Stock as reported by the National Quotation Bureau, LLC for the quarters indicated.

                                                     High             Low
                                                     ----             ---
1997
     First Quarter..........................        .1875             .09
     Second Quarter.........................        .20               .13
     Third Quarter..........................        .15               .12
     Fourth Quarter.........................        .12               .11

1998
     First Quarter...........................       .12               .09
     Second Quarter..........................       .10               .10
     Third Quarter...........................       .11               .10
     Fourth Quarter..........................       .09               .075

     On the Record Date, there were approximately 1475 record owners of Common Stock. The reported high bid, low bid and last sales price of the Common Stock on July 2, 1998, the day prior to the public announcement of the proposed Transaction, was .11 per share. The reported closing sale price on April __, 1999, three business days prior to the first mailing of this Proxy Statement, was per share.

     The Company has not paid any dividends on its Common Stock since organization, and it is not contemplated that it will pay any dividends on the Common Stock in the foreseeable future. No leasing, financing, or similar arrangements to which the Company is a party preclude or limit in any manner the payment of any dividend.

     MFL is a privately held company and its shares are not publicly traded.


                             EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

     The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company for the three year period ended August 31, 1998. There were no other executive officers of the Company whose salary and bonuses for the year ended August 31, 1998 exceeded $100,000.


                                                 SUMMARY COMPENSATION TABLE

                                                 Annual Compensation                          Long-Term Compensation
                                                 -------------------                          ----------------------
                                                                                               Awards         Payouts
                                                                                               ------         -------
                      (a)          (b)        (c)        (d)        (e)          (f)             (g)            (h)
                                                                                 Other                           All
                                                                               Restricted                       Other
Name and            Year Ended               Annual     Compen-      Stock      Options/         LTIP           Compen-
Principal Position   August 31   Salary($)   Bonus($)   sation($)   Awards($)   SARs(#)        Payouts($)      sation($)
------------------   ---------   --------    --------   ---------   ---------   -------        ----------      ---------
James E. Miller        1998      $72,000      $  -       $   -        $  -      $  -           $   -             $ -
Chief Executive        1997       72,000         -           -           -      (300,000)          -               -
Officer                1996       72,000      10,000         -           -      (300,000)          -               -


     In January 1997, the Board of Directors rescinded the following options, which had been granted in the year ended August 31, 1996:

      James E. Miller           300,000 shares of common stock at .0605/share
      Norman M. Dean            300,000 shares of common stock at .0605/share
      Alan D. Gorden            100,000 shares of common stock at .0605/share

     The Board rescinded the options when it was discovered that the stock option plan under which they had been granted had expired.

                OPTIONS/SAR GRANTS IN YEAR ENDED AUGUST 31, 1998

    (a)                  (b)             (c)            (d)            (e)
                                       % of Total
                                      Options/SARs
Name and                               Granted to     Exercise or
Principal            Options/SARs     Employees in    Base Price     Expiration
Position              Granted (#)      Fiscal Year     ($/Share)        Date
--------              -----------      -----------     ---------        ----
James E. Miller          -0-              .0%           .0000
President

Norman M. Dean           -0-              .0%           .0000
Chairman of the Board

Alan D. Gorden           -0-              .0%           .0000





          AGGREGATED OPTION/SAR EXERCISES IN YEAR ENDED AUGUST 31, 1998
                   AND OPTION/SAR VALUE AS OF AUGUST 31, 1998

   (a)                    (b)              (c)            (d)                 (e)
                                                                             Value of
                                                         Number of         Unexercised
                                                        Unexercised       In-the-Money
                                                       Options/SARs       Options/SARs
                                                       at FY-End (#)       at FY-End ($)
                      Acquired on         Value        Exercisable/        Exercisable/
 Name                 Exercise (#)       Realized     Unexercisable        Unexercisable
-------------------------------------------------------------------        -------------
James E. Miller          0                  $0             0/0                $0/$0
Norman M. Dean           0                  $0             0/0                $0/$0
Alan D. Gorden           0                  $0             0/0                $0/$0


Compensation of Directors
-------------------------

     The Directors of the Company are entitled to receive fees of $500 per quarter for meeting attended, and reimbursement for travel expenses. During the fiscal year ended August 31, 1998, each Director received a total of $1,500 in director fees. These fees may be increased or decreased from time-to-time by a majority vote of the Board of Directors. Norman M. Dean is a part-time employee of the Company at a salary of $3,000 per month.

     Termination of Employment and Change of Control Arrangement
     -----------------------------------------------------------

     The Company has no compensation plan or arrangement with any of its current or former Officers or Directors which results or will result from the resignation, retirement, or any other termination of such individual of employment with the Company.


                                    AUDITORS

     It is anticipated that a representative of the Company's independent accountant. Anderson & Whitney, P.C., will be present at the Meeting to answer questions and make a statement if such representative so desires.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     This Proxy Statement incorporates by reference the financial statements, supplemental financial information and management's discussion and analysis of the financial condition and results of operations regarding the Company included in the Company's Annual Report on Form 10-KSB for the year ended August 31, 1998 , and its Quarterly Reports on Form 10-QSB for the quarter ended November 30, 1998.

     The statements contained in a document incorporated by reference in this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any other subsequently filed document which is also incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as modified or superseded, to constitute a part of this Proxy Statement.

     The Company will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or verbal request of such person, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference in the Proxy Statement (not including the exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference to the information that this Proxy Statement incorporates). Written requests should be addressed to:

                               Corporate Secretary
                         Miller Diversified Corporation
                            23360 Weld County Road 35
                                  P.O. Box 937
                             LaSalle, Colorado 80645


                                  OTHER MATTERS

     Management does not know of any other matters that will be presented at the Meeting other than matters incident to the conduct thereof. However, if any matters properly come before the

Meeting or any adjournments, the holders of the proxies named in the accompanying form of proxy have discretionary authority to vote on such matters to the extent that the Company did not know that such matters would be presented at the Meeting for a reasonable time prior to the date of this Proxy Statement.


                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1999 annual meeting of stockholders must be received by the Company on or before September 15, 1999, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements. Proposals should be sent to Steve Story, Corporate Secretary, Miller Diversified Corporation, 23360 Weld County Road 35, P.O. Box 937, LaSalle, Colorado 80645.

                         Miller Diversified Corporation
                            23360 Weld County Road 35
                             LaSalle, Colorado 80645
                  ---------------------------------------------

                This Proxy is Solicited by the Board of Directors
                        Of Miller Diversified Corporation
                  ---------------------------------------------

     The   undersigned   having  received  the  Notice  of  Special  Meeting  of
Stockholders and Proxy Statement dated ____________. 1999, hereby appoints Norman Dean or his designee with full power of substitution and revocation to represent the undersigned and to vote all the shares of the common stock of Miller Diversified Corporation (the "Company") which the undersigned is entitled to vote at the Special Meeting of the Shareholders of the Company to be held on __________________, 1999 and any postponement or adjournment thereof.

(1) PROPOSAL TO ADOPT AN AGREEMENT AND PLAN OF EXCHANGE TO ACQUIRE ALL OF THE OUTSTANDING COMMON STOCK OF MILLER FEED LOTS, INC.

(2) IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

                  FOR__________     AGAINST__________ABSTAIN_________

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted for proposals 1 and 2.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

     THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished therewith.

Dated
     -----------------                           ------------------------------
                                                 Signature(s) of Shareholder(s)

                                                 Signatures should agree with
                                                 the names Appearing hereon.
                                                 Attorneys should submit powers
                                                 of attorney.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

NOVEMBER 30, 1998

ASSETS
------
Current Assets:
     Cash                                                             $   84,782
     Trade accounts receivable                                            82,705
     Receivable from officers/directors                                  310,444
     Income tax refunds receivable                                         1,891
--------------------------------------------------------------------------------

          Total Current Assets                                           479,822

Property and equipment:
     Land                                                                 56,924
     Buildings and improvements                                          243,136
     Equipment                                                           700,129
                                                                       ---------
                                                                       1,000,189
Less:  Accumulated depreciation and amortization                         556,170
--------------------------------------------------------------------------------

     Total Property and Equipment                                        444,019
--------------------------------------------------------------------------------

Other Assets:
     Net investment in sales type leases                                  11,366
     Other investments                                                    78,500
     Deferred income taxes                                                51,000
     Deposits and other                                                   28,556
--------------------------------------------------------------------------------

          Total Other Assets                                             169,422
--------------------------------------------------------------------------------

TOTAL ASSETS                                                          $1,093,263
================================================================================


Continued on next page.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOVEMBER 30, 1998

LIABILITIES
-----------
Current Liabilities:
     Note Payable - officer/director                                $    13,000
     Trade accounts payable                                              33,525
     Accounts payable - related parties                                 291,866
     Accrued expenses                                                    40,756
     Current portion:
          Long-term debt                                                 30,520
          Long-term debt - related parties                              124,460
     --------------------------------------------------------------------------
          Total Current Liabilities                                     534,127

     Long-term debt                                                     303,156

     Long-term Debt - related parties                                   441,135
     ---------------------------------------------------------------------------
     TOTAL LIABILITIES                                                1,278,418
--------------------------------------------------------------------------------

     Commitments
     ---------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
--------------------

Common Stock, par value $100 per share,
     2,500 shares authorized;
     1,016 shares issued and outstanding                                101,600
Additional Paid-In Capital                                               11,860
Retained Earnings (Deficit)                                            (298,615)
--------------------------------------------------------------------------------
     TOTAL STOCKHOLDERS' EQUITY                                        (185,155)
     ---------------------------------------------------------------------------

TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY                                            $ 1,093,263
================================================================================


See Accompanying Notes to Unaudited Consolidated Financial Statements.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED NOVEMBER 30, 1998

Revenue:
        Freight services income                                       $  80,156
        Rent and lease income                                            65,563
        Commodity sales commissions                                     116,849
        Speculative trading gains                                         1,446
        Interest income                                                     120
        Other                                                             1,132
        -----------------------------------------------------------------------
             Total Revenue                                              265,266

Costs and Expenses:
        Cost of:
             Freight services                                            61,560
             Rent and lease income                                       15,895
             Commodity sales commissions                                 66,130
        Selling, general and administrative                              85,154
        Interest                                                         13,079
        Interest - related parties                                       14,280
        -----------------------------------------------------------------------
             Total Costs and Expenses                                   256,098

Earnings Before Taxes                                                     9,168

Income Tax Benefit                                                       (2,567)
--------------------------------------------------------------------------------

NET EARNINGS                                                          $  11,735
================================================================================
Net Earnings per common Shares                                        $   11.55
================================================================================
Weighted Average Number of
  Common Shares Outstanding                                               1,016
================================================================================


See Accompanying Notes to Unaudited Consolidated Financial Statements.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED NOVEMBER 30, 1998

Cash Flows from Operating Activities:
       Cash  received from customers                                  $ 335,698
       Cash paid to suppliers and employees                            (196,430)
       Interest paid                                                    (27,358)
       ------------------------------------------------------------------------
           Net Cash Provided by Operating Activities                    111,910
           =====================================================================

Cash Flows from Investing Activities:
       Decrease in receivables from officers/directors                  (22,600)
       Payments received on sales type leases                             1,587
       Proceeds from other investments                                    1,446
       -------------------------------------------------------------------------
            Net Cash Used by Investing Activities                       (19,567)
            ====================================================================

Cash Flows from Financing Activities:
       Payments on:
            Long-term debt                                                 (984)
            Long-term debt - related                                    (28,273)
       -------------------------------------------------------------------------
            Net Cash Used by Financing Activities                       (29,257)
            ====================================================================

Net Increase in Cash                                                     63,086

Cash, beginning of year                                                  21,696

Cash, end of year                                                     $  84,782
================================================================================


Reconciliation of Net Earnings to Net Cash
       Provided by Operating Activities:
       Net earnings                                                   $  11,735
       Adjustments:
            Proceeds from other investments                              (1,446)
            Depreciation                                                 22,981
            Amortization                                                    222
            Decrease in:
                  Trade accounts receivable                             (16,852)
                  Income tax refunds receivable                          (1,891)
            Increase (decrease) in:
                   Accounts payable                                      97,972
                   Accrued expenses                                        (135)
                   Income taxes payable                                    (676)

    ----------------------------------------------------------------------------
Net Cash Provided by Operating Activities                             $ 111,910
================================================================================


See Accompanying Notes to Consolidated Financial Statements.

                          Independent Auditors' Report
                          ----------------------------




Board of Directors
Miller Feed Lots, Inc.
La Salle, Colorado

     We have audited the accompanying consolidated balance sheets of Miller Feed Lots, Inc. and subsidiaries as of August 31, 1997 and 1996, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Miller Feed Lots, Inc. and subsidiaries as of August 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.




                                      /s/  Anderson & Whitney, P.C.
                                      -----------------------------
June 29, 1998

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

--------------------------------------------------------------------------------

August 31                                               1997           1996

--------------------------------------------------------------------------------

ASSETS
Current Assets:
  Cash                                               $    18,219    $    21,581
  Trade accounts receivable                               60,877        66,963
  Receivable from officers/directors                     426,715        386,265
  Income tax refunds receivable                            7,995             --
  Inventories                                             40,892         40,892
  Prepaid expenses                                            --             99
--------------------------------------------------------------------------------
    Total Current Assets                                 554,698        515,800
--------------------------------------------------------------------------------
Property and equipment:
  Land                                                    56,924         56,924
  Buildings and improvements                             243,136        243,136
  Equipment                                              563,157        418,300
                                                        ------------------------
                                                         863,217        718,360
Less:  Accumulated depreciation and amortization         415,914        309,503
--------------------------------------------------------------------------------
  Total Property and Equipment                           447,303        408,857
--------------------------------------------------------------------------------
Other Assets:
  Net investment in sales type leases                     27,915         59,605
  Other investments                                       30,415         61,226
  Deferred income taxes                                   51,016         59,177
  Deposits and other                                      94,972         45,019
--------------------------------------------------------------------------------
    Total Other Assets                                   204,318        225,027
--------------------------------------------------------------------------------

TOTAL ASSETS                                         $ 1,206,319    $ 1,149,684
================================================================================


Continued on next page.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

--------------------------------------------------------------------------------

August 31                                                 1997         1996

--------------------------------------------------------------------------------

LIABILITIES
Current Liabilities:
  Note payable - related party                        $    13,000   $    13,000
  Trade accounts payable                                   59,613        86,021
  Accounts payable - related parties                        9,415        81,102
  Accrued expenses                                         25,389        28,978
  Income taxes payable                                         --       116,765
  Current portion:
    Long-term debt                                        125,571        67,672
    Long-term debt - related party                        333,722        98,819
--------------------------------------------------------------------------------
    Total Current Liabilities                             566,710       492,357
Long-term Debt                                            316,012       444,955
Long-term Debt - related party                            414,044       318,056
--------------------------------------------------------------------------------
  Total Liabilities                                     1,296,766     1,255,368
--------------------------------------------------------------------------------
Commitments

STOCKHOLDERS' EQUITY
Common Stock, par value $100 per share; 2,500 shares
  authorized; 1,016 shares issued and outstanding         101,600       101,600
Additional Paid-In Capital                                 11,860        11,860
Retained Earnings (Deficit)                              (203,907)     (219,144)
-------------------------------------------------------------------------------
  Total Stockholders Equity                               (90,447)     (105,684)
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $ 1,206,319   $ 1,149,684
================================================================================


See Accompanying Notes to Consolidated Financial Statements.




MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------------------------

                                                          Additional     Retained
                                            Common         Paid-In       Earnings
Years Ended August 31, 1996 and 1997         Stock         Capital       (Deficit)        Total

--------------------------------------------------------------------------------------------------

Balances, September 1, 1995               $   101,600    $   11,660    $  (308,467)  $   (195,007)
Net earnings for the year ended
August 31, 1996                                    --            --        114,549        114,549
Dividends paid                                     --            --        (25,226)       (25,226)
--------------------------------------------------------------------------------------------------
Balances August 31, 1996                      101,600        11,860       (219,144)      (105,684)
Net earnings for the year ended
August 31, 1997                                    --            --         35,732         35,732
Dividends paid                                     --            --        (20,495)       (20,495)
--------------------------------------------------------------------------------------------------

Balances, August 31, 1996                 $   101,600    $   11,860    $  (203,907)  $    (90,447)
==================================================================================================


See Accompanying Notes to Consolidated Financial Statements.





MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

For the Years Ended August 31                           1997           1996

--------------------------------------------------------------------------------

Revenue:
  Freight services income                          $      314,548  $    320,644
  Cattle sales                                                 --       671,557
  Rent and lease income                                   219,276       165,165
  Commodity sales commissions                             521,345       196,881
  Speculative trading gains                                29,864       236,822
  Interest income                                          24,814        32,230
  Other                                                     9,598        43,504
-------------------------------------------------------------------------------
    Total Revenue                                       1,119,445     1,666,803
-------------------------------------------------------------------------------
Costs and Expenses:
  Cost of:
    Freight services                                      252,371       237,822
    Cattle sold                                                --       714,323
    Rent and lease income                                  59,853        47,698
    Commodity sales commissions                           308,282       108,852
  Selling, general, and administrative                    324,435       219,092
  Interest                                                122,999       142,536
-------------------------------------------------------------------------------
    Total Costs and Expenses                            1,067,940     1,470,323
-------------------------------------------------------------------------------
Earnings Before Taxes                                      51,505       196,480
Income Tax Expense                                         15,773        81,931
-------------------------------------------------------------------------------

NET EARNINGS                                       $       35,732  $    114,549
===============================================================================


Net Earnings per Common Share                      $        35.17  $     112.75
===============================================================================


Weighted Average Number
 of Common Shares Outstanding                               1,016         1,016
===============================================================================


See Accompanying Notes to Consolidated Financial Statements.


MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------------------

Years Ended August 31                                              1997            1996

--------------------------------------------------------------------------------------------

Cash Flows from Operating Activities:
  Cash received from customers                                $   1,060,267   $    1,523,957
  Cash paid to suppliers and employees                             (939,714)        (574,264)
  Interest received                                                  24,814           32,230
  Interest paid                                                    (123,457)        (163,783)
  Income taxes paid                                                (132,372)         (77,326)
---------------------------------------------------------------------------------------------
    Net Cash Provided (Used) by Operating Activities               (110,462)         740,814
--------------------------------------------------------------------------------------------
Cash Flows from Investing Activities:
  Acquisition of property and equipment                            (144,800)        (182,027)
  Payments received on sales type leases                             31,690           94,518
  Proceeds from other investments                                    30,811               --
  Payments for other investments                                         --          (31,658)
  Payment of other deposits                                         (49,953)         (10,244)
---------------------------------------------------------------------------------------------
    Net Cash Used by Investing Activities                          (132,252)        (129,411)
---------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
  Advances on:
    Long-term debt                                                       --           29,110
    Long-term debt - related parties                                402,000          174,500
  Payments on:
    Notes payable                                                        --         (529,989)
    Notes payable - related parties                                      --         (146,781)
    Long-term debt                                                  (55,690)         (44,675)
    Long-term debt - related parties                                (86,463)         (59,358)
  Dividends paid                                                    (20,495)         (25,226)
---------------------------------------------------------------------------------------------
    Net Cash Provided (Used) by Financing Activities                239,352         (602,419)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash                                      (3,362)           8,984
Cash, beginning of year                                              21,581           12,597
--------------------------------------------------------------------------------------------

Cash, end of year                                             $      18,219   $       21,581
============================================================================================


Continued on next page.






MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS -- Continued

----------------------------------------------------------------------------------------------

Years Ended August 31                                                1997            1996

----------------------------------------------------------------------------------------------

Reconciliation of Net Earnings to Net Cash Provided
  (Used) by Operating Activities:
  Net earnings                                                  $      35,732   $      114,549
  Adjustments:
    Depreciation and amortization                                     106,354           89,949
    Deferred income taxes                                               8,161          (20,062)
    (Increase) decrease in:
      Trade accounts receivable                                         6,086          (36,803)
      Receivable from officer/directors                               (40,450)         (73,813)
      Income tax refunds receivable                                    (7,995)              --
      Inventories                                                          --          680,542
      Prepaid expenses                                                     99           19,995
    Increase (decrease) in:
      Accounts payable                                                (98,095)         (22,673)
      Accrued expenses                                                 (3,589)         (35,537)
      Income taxes payable                                           (116,765)          24,667
----------------------------------------------------------------------------------------------

Net Cash Provided (Used) by Operating Activities                $    (110,462)  $      740,814
==============================================================================================


See Accompanying Notes to Consolidated Financial Statements.




MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1 - Summary of Significant Accounting Policies:
             The accounting and reporting policies of Miller Feed Lots, Inc. (the Company) and its subsidiaries conform to generally accepted accounting principles. The following summary of significant accounting policies is presented to assist the reader in evaluating the Company's consolidated financial statements.
             -------------------------------------------------------------------

             Description of Business:
                The Company's primary business is a trucking operation for a feedlot facility near La Salle, Colorado. Most of the customers to which the Company has granted credit either operate in the cattle industry or feed cattle as an investment.
             -------------------------------------------------------------------

             Principles of Consolidation:
                The consolidated financial statements include Miller Feed Lots, Inc. and its wholly-owned subsidiaries, D & M Feeders (D&M - a cattle feeding operation), Miller Trading Company (MTC - a commission agent for the execution of retail commodities contracts), and La Salle Commodity and Cattle Services Co. (LCCS
                - a commission agent for the execution of commercial commodities contracts). During the year ended August 31, 1996, MTC and LCCS were purchased from an affiliate. All material intercompany profits, transactions, and balances have been eliminated.
             -------------------------------------------------------------------

             Cash Equivalents:
                The Company considers all highly-liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.
             -------------------------------------------------------------------

             Trade Accounts Receivable:
                No allowance for doubtful accounts receivable has been recorded based on the history of the Company and the nature of the receivables.
             -------------------------------------------------------------------

             Concentration of Credit Risk:
                At August 31, 1997 and 1996, the Company has trade accounts receivable from an unrelated customer, totaling $38,103 and $51,662, respectively, which exceeded 10% of the Company's total trade accounts receivable.
             -------------------------------------------------------------------

             Inventories:
                Inventories are stated at the lower of cost (weighted average) or market.
             -------------------------------------------------------------------

             Property and Equipment:
                Property and equipment are recorded at acquisition cost. Depreciation is computed using the accelerated and straight line methods over the estimated useful lives of the assets.
             -------------------------------------------------------------------

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 1 - Summary of Significant Accounting Policies - Continued:

             Income Taxes:
                Deferred tax assets or liabilities, net of any applicable valuation allowance for deferred tax assets, are recognized for the estimated future tax effects attributable to temporary differences and carryforwards. Deferred tax assets and liabilities are classified as current or noncurrent based on the classification of the asset and liability to which they relate. Deferred tax assets and liabilities not related to an asset or liability for financial reporting, including deferred tax assets related to carryforwards, are classified as current or noncurrent according to the expected reversal date of the temporary difference. The Company and its subsidiaries file consolidated corporate income tax returns.
             -------------------------------------------------------------------

             Earnings per Common Share:
                Earnings per common share is computed by using the weighted average number of common shares outstanding during the period presented. Fully diluted earnings per share amounts are not presented for 1997 and 1996 as there are no stock options or warrants outstanding.
             -------------------------------------------------------------------

             Use of Estimates:
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

--------------------------------------------------------------------------------
Note 2 - Sales-type Leases:

             The Company leases various pieces of equipment to an affiliate, Miller Diversified Corporation, under various agreements expiring through 2000. Following is a summary of the components of the Company's investment in the sales-type leases

                ----------------------------------------------------------------------------
                August 31                                               1997         1996
                ----------------------------------------------------------------------------

                Total minimum lease payments to be received          $   31,971   $   70,619
                Less: Unearned income                                     4,056       11,014
                ----------------------------------------------------------------------------

                Net Investment                                       $   27,915   $   59,605
                ============================================================================


             Minimum lease payments to be received as of August 31, 1997 for each of the next three years are: 1998, $14,086; 1999, $12,646;
             2000, $6,305.

--------------------------------------------------------------------------------

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


Note 3 - Note Payable - Related Party:
             The Company has a $13,000 note payable with an officer/director that is payable on demand. The note is non-interest bearing and without collateral.
--------------------------------------------------------------------------------

Note 4 - Long-term Debt:
             ----------------------------------------------------------------------------------------------------
             August 31                                                                     1997          1996
             ----------------------------------------------------------------------------------------------------

             Unrelated:
                Mortgage payable to an insurance company maturing
                in April 2005, with quarterly payments of principal and
                interest at 10.25%, collateralized by feedlot facilities              $    341,738   $   369,320

                Note payable to bank  maturing in September  1997,  with monthly payments of principal and interest at 8.75%,
                collateralized by a house near the feedlot facilities                       84,206        85,103

                Various notes payable to a financing company maturing in various amounts from 1997 to 2001,  monthly  payments of  principal  and interest at from 7.5% to 14%,
                collateralized by equipment                                                 15,639        58,204
             ---------------------------------------------------------------------------------------------------
                                                                                           441,583       512,627
             Less: Current portion 125,571                                                  67,672
             ---------------------------------------------------------------------------------------------------

                                                                                      $    316,012   $   444,955
             ===================================================================================================

             Related Parties:
                Notes  payable  to  Miller  Diversified  Corporation,   interest
                payable monthly at 6%,  $250,000 due May 1998,  $300,000 due May
                2002, without collateral,
                subordinated to mortgager                                             $    550,000   $   250,000

                Various  notes  payable to a related  party  maturing in varying amounts from 1998 to 2008 with monthly payments of principal and interest at 12% to 14%,
                collateralized by equipment                                                152,766        81,875

                Note payable to a related party  maturing in 2007,  with monthly payments of principal and interest at 8%,
                collateralized by a condominium                                             45,000        85,000
             ---------------------------------------------------------------------------------------------------
                                                                                           747,766       416,875
             Less: Current portion                                                         333,722        98,819
             ---------------------------------------------------------------------------------------------------

                                                                                      $    414,044   $   318,056
             ===================================================================================================



MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 4 - Long-term Debt - Continued:
             The current maturities of long term debt for each of the next five years and thereafter are as follow:

                ---------------------------------------------------
                Year Ending August 31                      Amount
                ---------------------------------------------------
                       1998                             $   464,918
                       1999                                  84,420
                       2000                                  82,270
                       2001                                  59,457
                       2002                                  45,751
                       2003 - 2007                          452,533
                ---------------------------------------------------

--------------------------------------------------------------------------------

Note 5 - Income Taxes:

             -------------------------------------------------------------------
             Years Ended August 31                     1997            1996
             -------------------------------------------------------------------

             Current income taxes                   $   7,612      $  101,993
             Deferred income taxes                      8,161         (20,062)
             -------------------------------------------------------------------

             Income Tax $                              15,773      $ 81,931
             ===================================================================


             Significant components and the related tax effect of temporary differences and carryforwards are as follows:

                ---------------------------------------------------------------------------------------------
                August 31                                        1997                          1996
                                                        ----------------------     --------------------------
                                                        Current      Long-Term        Current       Long-Term
                ---------------------------------------------------------------------------------------------
                Deferred Tax Assets:
                  Capital loss carryforward             $  --       $   14,473     $     8,161     $   14,473
                  Allowance for Note Receivable            --           51,000              --         51,000
                Deferred Tax Liabilities:
                  D & M Cash basis for tax                 --          (14,457)             --        (14,457)
                ----------------------------------------------------------------------------------------------

                Net Deferred Tax Asset                  $  --       $   51,016     $     8,161     $   59,177
                =============================================================================================


             The capital loss carryforward expires in 1999.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


Note 5 - Income Taxes - Continued:
             The differences between income tax expense (benefit) and the amount computed by applying the federal statutory rates are as follows:


                -----------------------------------------------------------------------------
                Years Ended August 31                                   1997         1996
                -----------------------------------------------------------------------------

                Computed at expected federal statutory rate          $    9,938  $     69,700
                Change in deferred tax asset                              8,161       (20,062)
                Cash conversion for subsidiary                               --       115,585
                Capital loss carryover utilized                          (8,161)      (76,118)
                Tax credits                                                  --       (22,180)
                Other                                                     5,835        15,005
                -----------------------------------------------------------------------------

                Income Tax                                           $   15,773  $     81,931
                =============================================================================



Note 6 - Related Party Transactions:
             The Company is affiliated through partial common ownership and management with Miller Diversified Corporation (MDC). The following schedule summarizes transactions between the Company and MDC.

                -------------------------------------------------------------------------
                Years Ended August 31                                1997         1996
                -------------------------------------------------------------------------

                Paid by MDC:
                  Freight                                       $   274,302   $   163,080
                  Operating lease of feedlot facility               129,000       129,000
                  Capital lease of equipment                         36,010       101,454
                  Operating lease of equipment                       75,844        24,000
                  Housing rent                                        9,000         9,000
                Paid to MDC:
                  Interest expense on long-term debt                 18,000        15,000


             In August 1992, the Company purchased substantially all of MDC's operating equipment and leased a portion of the equipment back to MDC under a lease which terminated during the year ended August 31, 1997.

--------------------------------------------------------------------------------

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 7 - Operating Leases:
             The Company leases feedlot facilities to MDC under an operating lease agreement expiring in 2016. Monthly lease payments are two and one-third cents (21/3(cent)) per head per day for cattle actually in the feedlot, subject to a minimum of $10,750 and maximum of $13,300. MDC is responsible for all maintenance, insurance, utilities, and taxes on the property, and has the option to purchase the feedlot facility for $1,300,000 during the lease term. The feedlot facilities consist of $48,014 of land and $52,066 of buildings and improvements, less accumulated depreciation of $37,594.

             Future minimum lease payments for the feedlot facilities are $129,000 per year through 2016, totaling $2,375,750.

             The Company also leases certain equipment and a house to MDC on a month-to-month basis. Rents received during the years ended August 31, 1997 and 1996 were $84,844 and $33,000, respectively.
--------------------------------------------------------------------------------


Note 8 - Fair Value of Financial Instruments:
             The Company's financial instruments include cash, accounts receivable, notes receivable, accounts payable, and notes payable. The Company estimates that the fair value of all financial instruments at August 31, 1997 and 1996 does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet.

             The estimated fair value amounts have been determined using available market information and appropriate valuation methodologies. The carrying amount of cash, accounts receivable, and accounts payable approximates fair value because of the short maturity of these instruments. The carrying amount of notes receivable and notes payable approximates fair value as interest rates approximate current rates for loans with similar terms and remaining maturities.
--------------------------------------------------------------------------------

Note 9 - Purchase of subsidiaries:
             Effective May 1, 1996, the Company purchased LCCS and MTC from MDC. The companies were purchased for $50,010 of which $20,000 is recorded as goodwill, which is being amortized on a straight line basis over fifteen years. The business combination was recorded as a purchase, with the operating results of the acquired companies from May 1, 1996 included in these financial statements.
--------------------------------------------------------------------------------

Note 10 - Subsequent Events:
             On May 26, 1998, the officers and shareholders of the Company and MDC approved a merger agreement. The Company and subsidiaries will be merged into MDC upon approval of the shareholders.
--------------------------------------------------------------------------------

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma combined financial statements give effect to the acquisition by the Company of all of the outstanding shares of MFL stock pursuant to the Exchange Agreement and Plan of Exchange and are based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical consolidated financial statements. The pro forma financial data is provided for comparative purposes only and does not purport to be indicative of the results which actually would have been obtained if the exchange had been effected on the date indicated or of those results which may be obtained in the future.

     The pro forma financial information is based on the pooling of interests method of accounting for the proposed exchange. The pro forma adjustments are described in the accompanying Note to Unaudited Pro Forma Combined Financial Statements. The unaudited pro forma combined income statements assume that the acquisition of MFL had occurred on September 1, 1996 (combining the results for the year ended August 31, 1997 for the Company and MFL, and the nine months ended May 31, 1998, for the Company and MFL).




MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------
                                                           Historical                         Pro Forma
                                                  ----------------------------       --------------------------------
                                                    Miller           Miller
                                                 Diversified          Feed
                                                 Corporation       Lots, Inc.
May 31, 1998                                     Consolidated     Consolidated       Adjustments           Combined
---------------------------------------------------------------------------------------------------------------------

ASSETS
------

Current Assets:
  Cash                                            $    68,009      $    29,491       $      --            $    97,500
  Trade accounts receivable                           886,939           43,813              --                930,752
  Receivable from officers/directors                     --            274,442              --                274,442
  Accounts receivable - related parties                80,470             --             (80,470)(C)             --
  Current portion of note receivable                   50,000             --                --                 50,000
  Income tax refunds receivable                          --             24,545              --                 24,545
  Inventories                                       1,230,730             --                --              1,230,730
  Prepaid expenses                                     14,325            4,238              --                 18,563
---------------------------------------------------------------------------------------------------------------------

    Total Current Assets                            2,330,473          376,529           (80,470)           2,626,532
---------------------------------------------------------------------------------------------------------------------

Property and Equipment:
  Land                                                   --             56,924              --                 56,924
  Buildings and improvements                             --            243,137              --                243,137
  Feedlot facilities under capital lease -
    related party                                   1,497,840             --          (1,497,840)(C)

  Equipment                                            77,454          672,168              --                749,622
  Equipment under capital lease                          --              4,547              --                  4,547
  Equipment under capital lease - related party        30,649             --             (30,649)(C)

  Leasehold improvements                               92,335             --                --                 92,335
                                                  -------------------------------------------------------------------
                                                    1,698,278          976,776        (1,528,489)           1,146,565
  Less:  Accumulated depreciation and
         amortization                                 559,248          505,080          (457,371)(C)          606,957
---------------------------------------------------------------------------------------------------------------------

    Total Property and Equipment                    1,139,030          471,696        (1,071,118)             539,608
---------------------------------------------------------------------------------------------------------------------

Other Assets:
  Net investment in sales type leases                    --             14,572           (14,572)(C)             --
  Securities available for sale                        16,382             --                --                 16,382
  Other investments                                   118,418           82,566              --                200,984
  Notes receivable:
    Miscellaneous                                      15,000           12,000              --                 27,000
    Related party                                     300,000             --            (300,000)(C)             --
  Deferred income taxes                               176,962           51,016              --                227,978
  Deposits and other                                   15,886           17,511           (17,112)(C)           16,285
---------------------------------------------------------------------------------------------------------------------

    Total Other Assets                                642,648          177,665          (331,684)             488,629
---------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                      $ 4,112,151      $ 1,025,890       $(1,483,272)         $ 3,654,769
=====================================================================================================================


Continued on next page.






MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

----------------------------------------------------------------------------------------------------------------------
                                                        Historical                             Pro Forma
                                               -----------------------------       -----------------------------------
                                                  Miller          Miller
                                               Diversified         Feed
                                               Corporation       Lots, Inc.
May 31, 1998                                   Consolidated     Consolidated       Adjustments              Combined
----------------------------------------------------------------------------------------------------------------------

LIABILITIES
-----------

Current Liabilities:
  Bank overdraft                               $     2,757       $      --         $      --               $     2,757
  Notes payable                                    474,024            40,481              --                   514,505
  Notes payable - officers/directors                  --              13,000              --                    13,000
  Trade accounts payable                           604,551            20,315              --                   624,866
  Accounts payable - related parties                  --              80,470           (80,470)(C)                --
  Accrued expenses                                  28,432            14,029              --                    42,461
  Income taxes payable                               6,195              --                --                     6,195
  Customer advance feed contracts                   52,906              --                --                    52,906
  Current portion:
    Capital lease obligations - related party       24,284              --             (24,284)(C)                --
    Notes payable                                     --             158,906              --                   158,906
----------------------------------------------------------------------------------------------------------------------

      Total Current Liabilities                  1,193,149           327,201          (104,754)              1,415,596

Long-Term Notes Payable                               --             498,072              --                   498,072

Long-Term Notes Payable - related party               --             300,000          (300,000)(C)                --

Capital Lease Obligations - related party          993,565              --            (993,565)(C)                --
----------------------------------------------------------------------------------------------------------------------

  Total Liabilities                              2,186,714         1,125,273        (1,398,319)              1,913,668
----------------------------------------------------------------------------------------------------------------------

Commitments
----------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
--------------------

Preferred Stock                                       --                --                --                      --
Common Stock                                           636           101,600          (100,100)(A)               2,136
Additional Paid-In Capital                       1,351,693            11,860          (112,743)(A)(B)        1,250,810
Unrealized Loss - Securities Available
  for Sale                                          (3,718)             --                --                    (3,718)
Retained Earnings                                  576,826          (212,843)          127,890(B)(C)           491,873
----------------------------------------------------------------------------------------------------------------------

    Total Stockholders' Equity                   1,925,437           (99,383)          (84,953)              1,741,101
----------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                         $ 4,112,151       $ 1,025,890       $(1,483,272)            $ 3,654,769
======================================================================================================================


See Accompanying Note to Unaudited
Pro Forma Combined Financial Statements.







MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

------------------------------------------------------------------------------------------------------------------
                                                       Historical                            Pro Forma
                                             ------------------------------       --------------------------------
                                                Miller           Miller
                                             Diversified          Feed
For the Nine Months                          Corporation       Lots, Inc.
Ended May 31, 1998                           Consolidated      Consolidated       Adjustments            Combined
-------------------------------------------------------------------------------------------------------------------

Revenue:
  Feed and other sales                       $ 7,417,840       $      --          $      --             $ 7,417,840
  Feedlot services                             1,235,426              --                 --               1,235,426
  Freight services income                           --             247,255               --                 247,255
  Rent and lease income                             --             188,309           (188,309)(C)              --
  Commodity sales commissions                       --             351,943               --                 351,943
  Interest income                                 21,775               847               --                  22,622
  Interest income - related party                 19,750              --              (19,750)(C)              --
  Other                                           24,742              --               (1,350)(C)            23,392
-------------------------------------------------------------------------------------------------------------------

    Total Revenue                              8,719,533           788,354           (209,409)            9,298,478
-------------------------------------------------------------------------------------------------------------------

Costs and Expenses:
  Cost of:
    Feed and other sales                       6,844,964              --                 --               6,844,964
    Feedlot services                           1,091,950              --             (140,573)(C)           951,377
    Freight services                                --             176,442               --                 176,442
    Rent and lease income                           --              62,012               --                  62,012
  Speculative trading losses                        --              44,080               --                  44,080
  Selling, general, and administrative           649,746           453,227             (2,311)(C)         1,100,662
  Interest                                        17,688            57,064               --                  74,752
  Interest - related party                        85,064            19,750           (104,814)(C)              --
-------------------------------------------------------------------------------------------------------------------

    Total Costs and Expenses                   8,689,412           812,575           (247,698)            9,254,289
-------------------------------------------------------------------------------------------------------------------

Earnings Before Taxes                             30,121           (24,221)            38,289                44,189

Income Tax Expense (Benefit)                       6,195           (15,286)              --                  (9,091)
-------------------------------------------------------------------------------------------------------------------

NET EARNINGS                                 $    23,926       $    (8,935)       $    38,289           $    53,280
===================================================================================================================


See Accompanying Note to Unaudited
Pro Forma Combined Financial Statement.






MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

---------------------------------------------------------------------------------------------------------------------

                                                        Historical                             Pro Forma
                                            --------------------------------       ----------------------------------
                                               Miller            Miller
                                            Diversified           Feed
For the Year Ended                          Corporation         Lots, Inc.
August 31, 1997                             Consolidated       Consolidated        Adjustments             Combined
----------------------------------------------------------------------------------------------------------------------

Revenue:
  Feed and other sales                      $  9,215,851        $       --         $       --             $  9,215,851
  Feedlot services                             2,040,105                --                 --                2,040,105
  Freight services income                           --               314,548               --                  314,548
  Rent and lease income                             --               219,276           (219,276)(C)               --
  Speculative trading gains                         --                24,004               --                   24,004
  Commodity sales commissions                       --               555,757               --                  555,757
  Interest income                                 23,561                --                 --                   23,561
  Interest income - related party                 18,000                --              (18,000)(C)               --
  Other                                           80,052                --               (1,800)(C)             78,252
----------------------------------------------------------------------------------------------------------------------

    Total Revenue                             11,377,569           1,113,585           (239,076)            12,252,078
----------------------------------------------------------------------------------------------------------------------

Costs and Expenses:
  Cost of:
    Feed and other sales                       8,483,551                --                 --                8,483,551
    Feedlot services                           1,844,037                --             (179,840)(C)          1,664,197
    Freight services                                --               252,371               --                  252,371
    Rent and lease income                           --                59,853               --                   59,853
  Selling, general, and administrative           704,296             626,857            (10,342)(C)          1,320,811
  Loss of sale of land and water rights          178,452                --                 --                  178,452
  Interest                                        12,146              96,754               --                  108,900
  Interest - related party                       117,130              18,000           (135,130)(C)               --
----------------------------------------------------------------------------------------------------------------------

    Total Costs and Expenses                  11,339,612           1,053,835           (325,312)            12,068,135
----------------------------------------------------------------------------------------------------------------------

Earnings Before Taxes                             37,957              59,750             86,236                183,943

Income Tax Expense (Benefit)                    (141,284)             24,018               --                 (117,266)
----------------------------------------------------------------------------------------------------------------------

NET EARNINGS                                $    179,241        $     35,732       $     86,236           $    301,209
======================================================================================================================

See Accompanying Note to Unaudited
Pro Forma Combined Financial Statement.




NOTE TO UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENTS

     The following note is included to assist the reader in understanding the adjustment needed to illustrate the business combination of the Company and MFL.

(a) To record issuance of 15,000,000 of the Company's Common Stock to acquire all outstanding shares of MFL.

(b)  To eliminate MFL retained earnings.

(c)  To eliminate intercompany transactions.